[EXECUTION VERSION]

             AMENDMENT TO INDENTURE OF TRUST AND SECURITY AGREEMENT

                            Dated as of April 8, 2004

                                      among

 U.S. ENERGY BIOGAS CORP. (as successor to Zahren Alternative Power Corporation)
                          AVON ENERGY PARTNERS, L.L.C.
                           BARRE ENERGY PARTNERS, L.P.
                         BRICKYARD ENERGY PARTNERS, LLC
                             BURLINGTON ENERGY, INC.
                        CAPE MAY ENERGY ASSOCIATES, L.P.
                        DEVONSHIRE POWER PARTNERS, L.L.C.
                         DIXON/LEE ENERGY PARTNERS, LLC
                 DUNBARTON ENERGY PARTNERS, LIMITED PARTNERSHIP
                  ILLINOIS ELECTRICAL GENERATION PARTNERS, L.P.
                ILLINOIS ELECTRICAL GENERATION PARTNERS II, L.P.
                         LAFAYETTE ENERGY PARTNERS, L.P.
                              OCEANSIDE ENERGY INC.
                         ONONDAGA ENERGY PARTNERS, L.P.
                        POWER GENERATION (SUFFOLK), INC.
                       RESOURCES GENERATING SYSTEMS, INC.
                       RIVERSIDE RESOURCE RECOVERY, L.L.C.
                        ROXANNA RESOURCE RECOVERY, L.L.C.
                          STREATOR ENERGY PARTNERS, LLC
                          SUFFOLK ENERGY PARTNERS, L.P.
                       SUFFOLK TRANSMISSION PARTNERS, L.P.
                          TAYLOR ENERGY PARTNERS, L.P.
                          TUCSON ENERGY PARTNERS, L.P.
                         UPPER ROCK ENERGY PARTNERS, LLC
      BIOGAS FINANCIAL CORPORATION (formerly Zahren Financial Corporation)
                        ZAPCO ENERGY TACTICS CORPORATION
                           ZAPCO ILLINOIS ENERGY, INC.
                                ZFC ENERGY, INC.,
                                   as Grantors

                         COUNTRYSIDE CANADA POWER INC.,
                         as Secured Party and as Trustee

             AMENDMENT TO INDENTURE OF TRUST AND SECURITY AGREEMENT

         This AMENDMENT, dated April 8, 2004 (this "Amendment"), among (i) U.S. ENERGY BIOGAS CORP. (as successor to Zahren Alternative Power Corporation), a Delaware corporation (the "Issuer"), (ii) AVON ENERGY PARTNERS, L.L.C., an Illinois limited liability company, BARRE ENERGY PARTNERS, L.P., a Delaware limited partnership, BRICKYARD ENERGY PARTNERS, LLC, a Delaware limited liability company, BURLINGTON ENERGY, INC., a Vermont corporation, CAPE MAY ENERGY ASSOCIATES, L.P., a Delaware limited partnership, DEVONSHIRE POWER PARTNERS, L.L.C., an Illinois limited liability company, DIXON/LEE ENERGY PARTNERS, LLC, a Delaware limited liability company, DUNBARTON ENERGY PARTNERS, LIMITED PARTNERSHIP, a New Hampshire limited partnership, ILLINOIS ELECTRICAL GENERATION PARTNERS, L.P., a Delaware limited partnership, ILLINOIS ELECTRICAL GENERATION PARTNERS II, L.P., a Delaware limited partnership, LAFAYETTE ENERGY PARTNERS, L.P., a New Jersey limited partnership, OCEANSIDE ENERGY INC., a New York corporation, ONONDAGA ENERGY PARTNERS, L.P., a New York limited partnership, POWER GENERATION (SUFFOLK), INC., a Delaware Corporation, RESOURCES GENERATING SYSTEMS, INC., a New York corporation ("Resources"), RIVERSIDE RESOURCE RECOVERY, L.L.C., an Illinois limited liability company, ROXANNA RESOURCE RECOVERY, L.L.C., an Illinois limited liability company, STREATOR ENERGY PARTNERS, LLC, a Delaware limited liability company, SUFFOLK ENERGY PARTNERS, L.P., a Virginia limited partnership , SUFFOLK TRANSMISSION PARTNERS, L.P., a Delaware limited partnership, TAYLOR ENERGY PARTNERS, L.P., a Pennsylvania limited partnership, TUCSON ENERGY PARTNERS, L.P., a Delaware limited partnership, UPPER ROCK ENERGY PARTNERS, LLC, a Delaware limited liability company, BIOGAS FINANCIAL CORPORATION (formerly known as Zahren Financial Corporation), a Connecticut corporation, ZAPCO ENERGY TACTICS CORPORATION, a Delaware corporation, ZAPCO ILLINOIS ENERGY, INC., a Delaware corporation, ZFC ENERGY, INC., a Delaware corporation (the parties listed in this clause (ii) being, collectively, the "Guarantors"), and (iii) COUNTRYSIDE CANADA POWER INC., as secured party (the "Secured Party") and as Trustee (the "Trustee"), is made to that certain Indenture of Trust and Security Agreement, dated as of November 30, 1999 (as amended up to but not including the date hereof, the "Original Security Agreement"), among the Grantors, Garland Energy Development, LLC, Oyster Bay Energy Partners, L.P., Springfield Energy Associated LTD. Partnership, Zapco Power Marketers, Inc., Smithtown Energy Partners, L.P., Zapco Development Corporation, Zapco Equipment Corp. and Zapco Readville Cogeneration, Inc. (collectively, the "Former Hancock Issuers") and Countryside Canada Power Inc. (as successor to The Chase Manhattan Bank), not in its individual capacity but solely as trustee.

         SECTION 1.        AMENDMENT.

         (a) The Schedules and Exhibits to the Original Security Agreement are hereby amended in their entirety and replaced with the Schedules and Exhibits to this Amendment, each of which Schedules and Exhibits shall be considered a Schedule or Exhibit, as applicable, to the Security Agreement, as amended by this Amendment.

         (b) The Original Security Agreement shall be amended in its entirety to read as follows:


                                TABLE OF CONTENTS

Section                                                                                                        Page
Article I DEFINITIONS.............................................................................................6
         Section 1.01. Terms Defined..............................................................................6
Article II GRANT OF SECURITY.....................................................................................10
         Section 2.01. Grant of Security.........................................................................10
         Section 2.02. Security for Secured Obligations..........................................................13
Article III REPRESENTATIONS AND WARRANTIES OF THE GRANTORS.......................................................13
         Section 3.01. Organization; Power; Authorization........................................................13
         Section 3.02. Name, Location, etc.......................................................................14
         Section 3.03. Collateral; Source of Revenues............................................................14
         Section 3.04. Control over Collateral...................................................................14
         Section 3.05. Pledged Interests.........................................................................14
         Section 3.06. Pledged Debt..............................................................................15
         Section 3.07. No Other Deposit or Securities Accounts...................................................15
         Section 3.08. Protection of Lien and Security Interest..................................................15
Article IV ACCOUNTS..............................................................................................16
         Section 4.01. Creation of Accounts......................................................................16
         Section 4.02. Funding of Accounts.......................................................................17
         Section 4.03. Investment of Account Monies..............................................................20
Article V COVENANTS OF THE GRANTORS..............................................................................21
         Section 5.01. Defense of Title..........................................................................21
         Section 5.02. Further Assurances........................................................................21
         Section 5.03. Recordings and Filings....................................................................22
         Section 5.04. Payment of Fees, Costs and Expenses.......................................................22
         Section 5.05. Notification of Litigation................................................................23
         Section 5.06. Insurance, Condemnation...................................................................23
         Section 5.07. Maintenance of Security Property..........................................................27
         Section 5.08. Compliance with Note Purchase Agreement...................................................28
         Section 5.09. Taxes.....................................................................................28
         Section 5.10. Project Documents.........................................................................28
         Section 5.11. Applicable Permits........................................................................30
         Section 5.12. Delivery of Security Property.............................................................30
         Section 5.13. No Secured Party Liability................................................................31
Article VI REMEDIES..............................................................................................32
         Section 6.01. Remedies on Default.......................................................................32
Article VII  CONCERNING THE SECURED PARTY........................................................................34
         Section 7.01. Duties; Conduct; Protections..............................................................34
         Section 7.02. Special Rights............................................................................36
         Section 7.03. Release of Certain Security Property......................................................37
Article VIII CONSENTS TO ASSIGNMENT AND PLEDGE...................................................................37
         Section 8.01. Consent to Pledge and Assignment..........................................................37
         Section 8.02. Representations and Warranties of Grantors................................................37

                                      2

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
         Section 8.03. Agreements of Grantors....................................................................38
         Section 8.04. Rejection of Project Documents............................................................39
         Section 8.05. Performance by Secured Party..............................................................39
         Section 8.06. Waivers...................................................................................39
         Section 8.07. Unconditional Nature of Secured Obligations...............................................40
Article IX GENERAL...............................................................................................41
         Section 9.01. Submission to Jurisdiction................................................................41
         Section 9.02. Authority of the Issuer...................................................................41
         Section 9.03. Excluded Assets...........................................................................41
         Section 9.04. Amendments, Consents and Waivers..........................................................41
         Section 9.05. Notices...................................................................................42
         Section 9.06. Successors and Assigns....................................................................42
         Section 9.07. Security Agreement........................................................................42
         Section 9.08. Partial Invalidity........................................................................42
         Section 9.09. Release...................................................................................42
         Section 9.10. Counterparts..............................................................................42
         Section 9.11. Headings..................................................................................43

SCHEDULES AND EXHIBITS

SCHEDULE 2.01(c)..-........Non-Assigned Material Agreements
SCHEDULE 3.02.....-........Grantor Information
SCHEDULE 3.07.....-........Deposit Accounts
SCHEDULE 4.03(a)..-........Illinois Permitted Investments
SCHEDULE 4.03(b)..-........Other Permitted Investments

EXHIBIT A.........-........Landfill Owners
EXHIBIT B.........-........Operating and Maintenance Agreements
EXHIBIT C.........-........Equity Interests
EXHIBIT D.........-........Indebtedness of Gascos to Grantors
EXHIBIT E.........-........Form of Insurance Withdrawal Certificate

                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Security Agreement"), dated as of April 8, 2004, by and among (i) U.S. ENERGY BIOGAS CORP., a Delaware corporation (the "Issuer"), (ii) AVON ENERGY PARTNERS, L.L.C., an Illinois limited liability company ("Avon"), BARRE ENERGY PARTNERS, L.P., a Delaware limited partnership ("Barre"), BRICKYARD ENERGY PARTNERS, LLC, a Delaware limited liability company ("Brickyard"), BURLINGTON ENERGY, INC., a Vermont corporation ("Burlington"), CAPE MAY ENERGY ASSOCIATES, L.P., a Delaware limited partnership ("Cape May"), DEVONSHIRE POWER PARTNERS, L.L.C., an Illinois limited liability company ("Devonshire"), DIXON/LEE ENERGY PARTNERS, LLC, a Delaware limited liability company ("Dixon"), DUNBARTON ENERGY PARTNERS, LIMITED PARTNERSHIP, a New Hampshire limited partnership ("Dunbarton"), ILLINOIS ELECTRICAL GENERATION PARTNERS, L.P., a Delaware limited partnership ("IEGP"), ILLINOIS ELECTRICAL GENERATION PARTNERS II, L.P. ("IEGP II"), a Delaware limited partnership, LAFAYETTE ENERGY PARTNERS, L.P., a New Jersey limited partnership ("Lafayette"), OCEANSIDE ENERGY INC., a New York corporation ("Oceanside"), ONONDAGA ENERGY PARTNERS, L.P., a New York limited partnership ("Onondaga"), POWER GENERATION (SUFFOLK), INC., a Delaware Corporation ("Power (Suffolk)"), RESOURCES GENERATING SYSTEMS, INC., a New York corporation ("Resources"), RIVERSIDE RESOURCE RECOVERY, L.L.C., an Illinois limited liability company ("Riverside"), ROXANNA RESOURCE RECOVERY, L.L.C., an Illinois limited liability company ("Roxanna"), STREATOR ENERGY PARTNERS, LLC, a Delaware limited liability company ("Streator"), SUFFOLK ENERGY PARTNERS, L.P., a Virginia limited partnership ("Suffolk"), SUFFOLK TRANSMISSION PARTNERS, L.P., a Delaware limited partnership ("Suffolk Transmission"), TAYLOR ENERGY PARTNERS, L.P., a Pennsylvania limited partnership ("Taylor"), TUCSON ENERGY PARTNERS, L.P., a Delaware limited partnership ("Tucson"), UPPER ROCK ENERGY PARTNERS, LLC, a Delaware limited liability company ("Upper Rock"), BIOGAS FINANCIAL CORPORATION (formerly known as Zahren Financial Corporation), a Connecticut corporation ("ZFC"), ZAPCO ENERGY TACTICS CORPORATION, a Delaware corporation ("Tactics"), ZAPCO ILLINOIS ENERGY, INC., a Delaware corporation ("ZIE"), and, collectively with Avon, Barre, Brickyard, Burlington, Cape May, Devonshire, Dixon, Dunbarton, Lafayette, Oceanside, Onondaga, Riverside, Roxanna, Streator, Suffolk, Suffolk Transmission, Taylor, Tucson and Upper Rock, the "Project Owner Guarantors"), and ZFC ENERGY, INC., a Delaware corporation ("ZFC Energy" and, collectively with Tactics, ZFC, Resources, Power (Suffolk), IEGP II, IEGP and the Project Owner Guarantors, the "Guarantors" and, together with the Issuer, the "Grantors") and (iii) COUNTRYSIDE CANADA POWER INC., a federal Canadian corporation (the "Secured Party").

                                 R E C I T A L S

A. The Issuer is a company principally involved in the development, management and ownership of facilities that either use landfill gas as a fuel for the generation of electricity, transmit landfill gas for sale to others, treat landfill gas in order to convert it into a more refined and saleable fuel, such as liquefied natural gas, or utilize landfill gas to treat landfill leachate, and, as a general and/or limited partner or member owning, either directly or through an Affiliate, 100% of the equity interests in each Guarantor (except to the extent that AJG Financial Services, Inc. owns an indirect interest therein).

B. Garland Energy Development, LLC, Oyster Bay Energy Partners, L.P., Springfield Energy Associated LTD. Partnership, Zapco Power Marketers, Inc., Smithtown Energy Partners, L.P., Zapco Development Corporation, Zapco Equipment Corp. and Zapco Readville Cogeneration, Inc. (collectively, the "Former Hancock Issuers") and the Grantors previously entered into the Original Note Purchase Agreement (such term and all other capitalized terms used in these Recitals without definition are used as defined in Section 1.01), which provided for the issuance of the Existing Notes by the Former Hancock Issuers and the Grantors. The Former Hancock Issuers and the Grantors previously entered into the Original Security Agreement, which secured the obligations of the Grantors and the Former Hancock Issuers with respect to the Existing Notes.

C. The Secured Party has entered into that certain Assignment Agreement, dated the date hereof, with John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company (collectively, the "Hancock Purchasers"), pursuant to which the Hancock Purchasers have sold to the Secured Party all of their interest in and under the Original Note Purchase Agreement and the Existing Notes.

D. Concurrently with the amendment of this Security Agreement, BMC Energy LLC, Brookhaven Energy Partners, LLC, Countryside Genco, L.L.C., Morris Genco, L.L.C. (the "BMC Parties"), together with the parties hereto, will enter into the Amendment to Note Purchase Agreement, dated as of the date hereof, pursuant to which (i) the Issuer will (A) authorize the issuance of its 11.00% Amended Senior Secured Notes Series A Due April 30, 2019 (the "Series A Notes") and execute, issue and deliver to the Secured Party the Series A Notes and (B) authorize the issuance of its 11.00% Amended Senior Secured Notes Series B Due April 30, 2019 (the "Series B Notes") and execute, issue and deliver to the Secured Party the Series B Notes, and (iii) the Secured Party will surrender to the Issuer the Existing Notes and make a cash advance to the Issuer in an aggregate principal amount of Canadian $31,330,028.00 (the "Advance").

E. Each Grantor (other than the Issuer) is an affiliate of the Issuer and each such Grantor has a business relationship with the Issuer, such that each such Grantor will receive benefits generally from the purchase of the Existing Notes, exchange and issuance of the Notes, the Advance and the other transactions contemplated by the Loan Documents, which benefits are hereby acknowledged by each such Grantor to be sufficient consideration for the liability of such Grantor with respect to the Secured Obligations and the pledge and granting of a security interest hereunder as security for each such Grantor's Secured Obligations;

F. To induce the Secured Party to exchange the Existing Notes for, and purchase, the Notes, each Grantor has agreed to amend its obligations under the Original Security Agreement on the terms set forth herein in order to grant to the Secured Party a first priority perfected security interest in the property described herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties herein set forth and in order to secure the full and punctual performance and payment of each Grantor's Secured Obligations, the parties hereto agree as follows:

                                    Article I
                                   DEFINITIONS

Section 1.01. ....Terms Defined.

         Unless otherwise defined herein, all capitalized terms used in this Security Agreement have the meanings given them in the Amended Note Purchase Agreement. The following capitalized terms used in this Security Agreement shall have the meanings set forth below:

         "Accounts" shall mean the Debt Service Reserve Account, the Other ICC Account and the Construction Reserve Account.

         "Amended Note Purchase Agreement" shall mean the Original Note Purchase Agreement as amended, supplemented or otherwise modified from time to time (including pursuant to that certain Amendment to Note Purchase Agreement, dated as of the date hereof, among the Grantors, the BMC Parties and the Secured Party).

         "Available Debt Service Funds" shall mean, on any Quarterly Payment Date, operating cash flow of the USEB Operating Assets received by the Issuer during the Fiscal Quarter most recently ended, minus the amount of (i) payments made during such Fiscal Quarter with respect to (A) Operating Expenses of the Issuer, (B) interest and Principal Debt of the Notes and (C) the Illinois Reimbursement Minimum Amount.

         "BMC" shall mean BMC Energy LLC.

         "BMC Parties" shall mean, collectively, BMC Energy LLC, Brookhaven Energy Partners, LLC, Countryside Genco, L.L.C. and Morris Genco, L.L.C.

         "Brookhaven" shall mean Brookhaven Energy Partners, LLC.

         "Collateral" shall mean, collectively, the Security Property and the other property and assets subject to the lien of the BMC Group Security Agreement, the Amended Mortgages or the Amended AJG Security Agreement.

         "Construction Reserve Account" is defined in Section 4.01(c).

         "Control Agreements" shall mean (i) the control agreement, dated the date hereof, among the Secured Party, Merrill Lynch & Co. and the Issuer, granting to the Secured Party control over the Debt Service Reserve Account,
(ii) the control agreement, dated the date hereof, among the Secured Party, Merrill Lynch & Co., the Illinois Guarantors and the Illinois Investment Advisor, granting to the Secured Party control over the Other ICC Account for collateral security purposes, and (iii) the control agreement, dated the date hereof, among the Secured Party, Merrill Lynch & Co. and the Issuer, granting to the Secured Party control over the Construction Reserve Account.

         "Countryside" shall mean Countryside Genco, L.L.C.

         "Event of Default" shall have the meaning given such term in the Amended Note Purchase Agreement.

         "Event of Loss" has the meaning specified in Section 5.06(b).

         "Excluded Assets" of any Grantor shall mean (i) such Grantor's interest in any Future Projects, (ii) proceeds to such Grantor from any Future Projects,
(iii) any indemnification payments made to such Grantor from former shareholders of Zahren Alternative Power Corporation in connection with the merger transaction consummated on May 11, 2001 by U.S. Energy Systems, Inc., USE Acquisition Corp. and Zahren Alternative Power Corporation and (iv) any vehicles owned or leased by such Grantor (the "Excluded Vehicles"). Notwithstanding anything to the contrary in any Loan Document, "Excluded Assets" shall include, with respect to any Grantor, any interest that any Grantor may at any time have in Hoffman Road Associates LLC, Oyster Bay Energy Partners LP, Smithtown Energy Partners, L.P., Springfield Energy Associates Ltd. Partnership, Zapco Development Corp., Zapco Equipment Corp., Zapco Readville Cogeneration, Inc. or ZFC Equipment Corp.

         "Former Hancock Issuers" means Garland Energy Development, LLC, Oyster Bay Energy Partners, L.P., Springfield Energy Associated LTD. Partnership , Zapco Power Marketers, Inc., Smithtown Energy Partners, L.P., Zapco Development Corporation, Zapco Equipment Corp. and Zapco Readville Cogeneration, Inc.

         "Future Projects" shall mean (i) Brown County Energy Associates LLC and any Project owned by it, (ii) Garland Energy Development LLC and any Project owned by it and (iii) any Project that is not owned by the Grantors and operating on the date hereof.

         "Grantors" is defined in the Preamble.

         "Growth Capital Expenditures" shall mean capital expenditures made to expand, or to increase production by, any Project.

         "Guarantor" is defined in the Preamble.

         "ICC" shall mean the Illinois Commerce Commission.

         "ICC Accounts" shall mean the Avon ICC Account, the Brickyard ICC Account, the Devonshire ICC Account, the Dixon ICC Account, the Riverside ICC Account, the Roxanna ICC Account, the Streator ICC Account and the Upper Rock ICC Account (each as defined in Section 4.01(a)).

          "ICC Order" shall mean, with respect to any Illinois Guarantor, the order or orders of the ICC addressed to such Illinois Guarantor verifying, among other things, the status of such Illinois Guarantor's Pledged Illinois Project as a qualified solid waste energy facility and setting forth certain of such Pledged Illinois Project's rights and obligations as such.

          "Illinois Guarantor" shall mean each of Avon Energy Partners, L.L.C., Brickyard Energy Partners, LLC, Devonshire Power Partners, L.L.C., Dixon/Lee Energy Partners, LLC, Riverside Resource Recovery, L.L.C., Roxanna Resource Recovery, L.L.C., Streator Energy Partners, LLC and Upper Rock Energy Partners, LLC.

         "Illinois Investment Advisor" shall mean a professional independent third party investor appointed by the Grantors and responsible for managing investments in the Other ICC Account.

         "Illinois Rate Incentive" shall mean the program that is part of the system established by the State of Illinois pursuant to the Illinois Public Utility Act to govern the sale of electricity by qualified solid waste energy facilities under the Illinois Local Solid Waste Disposal Act and the Illinois Public Utility Act.

         "Illinois Reimbursement Minimum Amount" shall mean, for any Illinois Guarantor as of any Monthly Payment Date, (A) .50 multiplied by (B) the incentive amount received by such Illinois Guarantor with respect to its Pledged Illinois Project as a result of the Illinois Rate Incentive during the calendar month most recently ended.

         "Insurance and Condemnation Proceeds Account" has the meaning set forth in Section 5.06(b).

         "Insurance Withdrawal Certificate" has the meaning set forth in Section 5.06(d)(i).

         "Issuer" is defined in the Preamble.

         "Landfill Owners" shall mean the owners (other than any Loan Party) of any Project Land, including without limitation the Landfill Owners identified as such in Exhibit A.

         "Loan Parties" shall mean, collectively, each Grantor and each BMC
Party.

         "Morris" shall mean Morris Genco, L.L.C.

         "Obligor" is defined in Section 8.01.

         "Operating Expenses" shall mean, with respect to any Grantor or Pledged Project for any period, without duplication, the aggregate amount of all operating and maintenance expenses incurred by such Pledged Project or such Grantor, as the case may be, for such period, including without limitation (i) insurance premiums payable by such Grantor or with respect to such Pledged Project, (ii) franchise, licensing, property, income and other taxes payable by such Grantor or with respect to such Pledged Project, (iii) labor costs payable by such Grantor or with respect to such Pledged Project, (iv) costs incurred by such Grantor or with respect to such Pledged Project under any Project Document,
(v) expenses related to utilities, supplies and other services required for the ownership, operation and maintenance of such Pledged Project, (vi) general and administrative and management costs with regard to such Grantor or Pledged Project, (vii) maintenance, repair and replacement expenditures with respect to such Pledged Project other than Growth Capital Expenditures, (viii) any payments made by such Grantor or with respect to such Pledged Project under any third party operations and maintenance agreement and (ix) agency, consulting, professional and other fees payable by such Grantor or with respect to such Pledged Project, including, without limitation, the fees and expenses of the Secured Party, the Independent Engineer, the insurance consultant and special counsel to the Secured Party; provided that all amounts payable or scheduled to be paid pursuant to the operation and maintenance agreements to which any Project Owner Guarantor is a party, as in effect on the date hereof, which are identified on Exhibit B, are deemed to be reasonable in amount for purposes of determining Operating Expenses if computed in a manner consistent with the Pro Forma Projections. In computing Operating Expenses for any period, an appropriate proration shall be made for items such as insurance premiums and taxes, which would be prorated if the computation were made in accordance with GAAP.

         "Original Note Purchase Agreement" shall mean that certain Note Purchase Agreement, dated as of November 30, 1999, as amended, among the Guarantors, the Former Hancock Issuers, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company.

         "Original Security Agreement" shall mean that certain Indenture of Trust and Security Agreement, dated as of November 30, 1999, as amended immediately prior to the date hereof, among the Guarantors, the Former Hancock Issuers and Countryside Canada Power Inc. (as successor to The Chase Manhattan
Bank), acting thereunder not in its individual capacity but solely as security trustee.

         "Other ICC Account" has the meaning specified in Section 4.01(a).

         "Pledged Debt" has the meaning specified in Section 2.01(g).

         "Pledged Illinois Project" shall mean each Illinois Project owned by a Guarantor.

         "Pledged Interests" has the meaning specified in Section 2.01(f).

         "Pledged LLC Interests" has the meaning specified in Section 2.01(f).

         "Pledged Partnership Interests" has the meaning specified in Section 2.01(f).

         "Pledged Project" shall mean any Project owned by a Grantor.

         "Pledged Stock" has the meaning specified in Section 2.01(f).

         "Projected Minimum Reserve Amount" shall mean, on each Quarterly Payment Date for each Fiscal Quarter occurring during 2004, $250,000, and on each Quarterly Payment Date for each Fiscal Quarter occurring in any year after 2004, the Projected Minimum Reserve Amount for the last Quarterly Payment Date occurring during the preceding year multiplied by 102.5%.

          "Quarterly Payment Date" shall mean the first Business Day succeeding the last day of any Fiscal Quarter.

         "Project Owner Guarantor" is defined in the Preamble.

         "Required Reserve Balance" shall mean, with respect to the Debt Service Reserve Account on each Quarterly Payment Date, an amount equal to the sum of
(i) the amount required to be deposited in the Debt Service Reserve Account on the Closing Date pursuant to Section 4.02(b)(i), (ii) the Projected Minimum Reserve Amount for such Quarterly Payment Date and (iii) the aggregate amount of all Projected Minimum Reserve Amounts for all prior Quarterly Payment Dates that have elapsed since the Closing Date, measured at such Quarterly Payment Date and pro rated for the partial Fiscal Quarter that occurred immediately following the Closing Date.

         "Secured Obligations" of any Grantor shall mean such Grantor's obligations, if any, to the Secured Party under the Amended Note Purchase Agreement, the Series A Notes, the Series B Notes, this Security Agreement and the Amended Mortgages, however evidenced and whether now existing or hereafter incurred, and whether direct or indirect, matured or unmatured, absolute or contingent, now due or hereafter to become due (including, without limitation, any and all costs, reasonable attorneys' fees and expenses that the Secured Party or any other holder of the Security Property may incur in the collection or enforcement of such obligations, whether by suit or by any other means, and any extension or renewal of any of the foregoing, as such may become due), and any extension or renewal of any of the foregoing, as such may become due.

          "Security Agreement" has the meaning given such term in the Preamble.

         "Security Property" has the meaning specified in Section 2.01.

          "Termination Event" is defined in Section 8.02(b).

                                   Article II
                                GRANT OF SECURITY

Section 2.01. ....Grant of Security.

         Each Grantor hereby grants a security interest in and hypothecates unto the Secured Party, its successors and assigns all right, title and interest of such Grantor in, under and to all property of such Grantor, wherever located, whether now owned or hereafter acquired, including, without limitation, the following (collectively, the "Security Property"):

(a) any and all accounts, chattel paper, checks, commercial tort claims, contracts for sale, cooperative interests, cooperative units, deposit accounts, documents, encumbrances, financial assets, general intangibles, goods, instruments, investment property, lease contracts, leasehold interests, lessor's residual interests, letters of credit, letter of credit rights, mortgages, proceeds, proceeds of a letter of credit, records and supporting obligations;

(b) Each Pledged Project, and all equipment (including equipment on order), drawings, technical specifications and work in progress in connection therewith;

(c) All agreements (other than those listed on Schedule 2.01(c), for so long as the consents required for the pledge of such agreements have not been obtained) entered into or to be entered into by such Grantor, or contract rights of such Grantor, relating to the Security Property, and/or with one or more of the Grantors, the Gascos, counterparties to any Power Purchase Agreement, the Landfill Owners and the other parties to the Project Documents each as amended, supplemented, modified or restated from time to time;

(d) All of the issued and outstanding stock (common or preferred) of each corporation identified in Part 1 of Exhibit C held by such Grantor, and all shares and other securities and all warrants, rights and options and all money and other property received or receivable by or distributed or distributable to such Grantor from such corporation in exchange or substitution for or otherwise in respect of any or all of such stock or other securities of such corporation (the "Pledged Stock");

(e) The partnership interests, now owned or hereafter acquired, by such Grantor in each of the partnerships identified in Part 2 of Exhibit C, including without limitation (A) all rights of such Grantor as a partner in such partnership to receive distributions, cash, instruments and other property from time to time receivable or otherwise distributable in respect of such interest, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such interest, (C) the right of such Grantor to perform and exercise consensual or voting rights under the partnership agreement or analogous document with respect to such partnership, and (D) all other rights of such Grantor as a partner in such partnership to all property and assets of such partnership (whether real property, inventory, equipment, contract rights, accounts receivable, general intangibles, securities, uncertificated securities, ownership interests, instruments, chattel paper, documents, choses in action or otherwise) (the "Pledged Partnership Interests");

(f) The membership interests, now owned or hereafter acquired, by such Grantor in each of the limited liability companies identified in Part 3 of Exhibit C, including without limitation (i) all rights of such Grantor as a member and/or manager in such limited liability company to receive distributions, cash, instruments and other property from time to time receivable or otherwise distributable in respect of such interest, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such interest, (iii) the right of such Grantor to perform and exercise consensual or voting rights under the operating agreement or analogous document with respect to such limited liability company, and (iv) all other rights of such Grantor as a member and/or manager in such limited liability company to all property and assets of such limited liability company (whether real property, inventory, equipment, contract rights, accounts receivable, general intangibles, securities, uncertificated securities, ownership interests, instruments, chattel paper, documents, choses in action or otherwise) (the "Pledged LLC Interests", and together with the Pledged Stock and the Pledged Partnership Interests, the "Pledged Interests");

(g) Its interest in the AJG IEGP Loan Transaction and the Indebtedness of any of the Gascos to such Grantor from time to time, as identified in Exhibit D, together with the instruments evidencing such Indebtedness, all rights of such Grantor to any and all collateral securing such Indebtedness and all interest, cash, instruments and property from time to time receivable or otherwise distributable in respect of such Indebtedness (the "Pledged Debt").

(h) All insurance and condemnation proceeds with respect to the Pledged
Projects;

(i) All of such Grantor's right, title and interest in and to each of the Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing amounts in any of the Accounts;

(j) All other deposit accounts, operating accounts, and other accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

(k) All monies and other securities from time to time deposited with the Secured Party pursuant to any provision of this Security Agreement or required by this Security Agreement to be held by the Secured Party as security for the Secured Obligations;

(l) All warranties, performance bonds and letters of credit of contractors and sub- contractors for the benefit of such Grantor;

(m) All Applicable Permits granted to such Grantor or for its Pledged Project, as amended or supplemented from time to time, to the extent permitted by law;

(n) All documents of title, policies and certificates of insurance, securities, permits, orders, other documents or instruments evidencing or pertaining to any and all of the foregoing items (b) through (m);

(o) All guaranties, liens on real or personal property, leases, and other agreements and property that in any way secure or relate to any of the foregoing Items (b) through (n), or are acquired for the purpose of securing and enforcing any item thereof;

(p) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by such Grantor or in which it has an interest) which at any time evidence or contain information relating to any of the foregoing items (b) through (n) or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(q) All products and proceeds of, sums due and to become due under, replacements or substitutes for, and additions or accessions of, any of the foregoing Security Property in whatever form, including but not limited to, all claims to items of the foregoing Security Property and all claims of such Grantor against third parties for (i) loss, destruction or infringement of, or damage to, any or all of such items, and (ii) payments due or to become due under licenses, leases, rentals and hires of, or agreements, arrangements or contracts with respect to, any or all of such items and (iii) proceeds payable under or unearned premiums with respect to policies of insurance.

         Notwithstanding the foregoing, the Security Property shall not include
(i) any Excluded Assets, (ii) any property subject to any Amended Mortgage or
(iii) any funds held in the account established by the Issuer at The Toronto-Dominion Bank at its address at [_________________], for so long as such funds secure the obligations of the Issuer under the hedging arrangement required by Section 7.17 of the Amended Note Purchase Agreement.

         Section 2.02.  Security for Secured Obligations.

         This Security Agreement secures the Secured Obligations.

                                  Article III
                 REPRESENTATIONS AND WARRANTIES OF THE GRANTORS

         Each Grantor represents and warrants as follows:

Section 3.01. Organization; Power; Authorization.

(a) Such Grantor has good title to the Security Property purported to be pledged by such Grantor hereby and owns its interest in such Security Property free and clear of all Liens whatsoever except for Permitted Liens, and, subject to Permitted Liens, has the right to mortgage, give, grant, bargain, sell, alienate, convey, confirm, pledge, assign and hypothecate the same and to grant a security interest therein. Such Grantor, if a Project Owner Guarantor, has title to, or possesses easements, subeasements, leases and/or licenses covering the use of, the related Project Land sufficient to permit the construction, ownership, maintenance and operation of the Project it purports to own and owns the improvements related thereto. No effective financing statement or other statement similar in effect covering all or any part of the Security Property (other than in connection with Permitted Liens and Liens being released prior to the issuance of the Notes) is on file in any recording office, except as may have been filed in favor of the Secured Party relating to this Security Agreement.

(b) The execution, delivery and performance of this Security Agreement, and the granting of the Lien on and security interest in the Security Property as contemplated hereby, have been duly authorized by all requisite action on the part of such Grantor and do not and will not (with the passage of time or giving of notice, or both) constitute a violation or breach of or default or event of default under any provision of such Grantor's certificate of formation, incorporation or partnership, as the case may be, any partnership or operating agreement of such Grantor or any other corporation, partnership or limited liability company document of any Grantor or any agreement, indenture or instrument to which such Grantor is a party or by which it or its Property is or may be bound, or violate any writ, order, judgment or decree applicable to it or any law, statute or regulation applicable to it. The execution, delivery and performance of each other Security Document to which it is a party and the granting of the Liens on and security interest in the Security Property as contemplated thereby have been duly authorized by all requisite action on the part of such Grantor and do not and will not (with the passage of time, giving of notice, or both) constitute a violation or breach of or default or event of default under any provision of such Grantor's certificate of formation, incorporation or partnership, as the case may be, any partnership or operating agreement of such Grantor or any other corporation, partnership, or limited liability company document of such Grantor or any agreement, indenture or instrument to which such Grantor is a party or by which it or its property is or may be bound, or violate any writ, order, judgment or decree applicable to it or any law, statute or regulation applicable to it. This Security Agreement constitutes the legal, valid and binding obligations of such Grantor, enforceable against it in accordance with its terms, and each other Security Document to which such Grantor is a party constitutes the legal, valid and binding obligations of such Grantor, enforceable against it in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to or limiting creditors' rights generally.

Section 3.02. Name, Location, etc.

         The jurisdiction in which such Grantor is located for purposes of Sections 8-110(d), 9-301 and 9-307 of the UCC is the jurisdiction set forth next to such Grantor's name on Part 1 of Schedule 3.02. Part 2 of Schedule 3.02 lists each county of each State in which was located, prior to July 1, 2001 (or October 1, 2001 if the location is Connecticut and January 1, 2002 if the location is Alabama, Florida or Mississippi), any equipment or inventory owned by such Grantor. Such Grantor has no trade names. During the four months preceding the date hereof, such Grantor has not been known by any legal name different from the one set forth on its signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization. The name set forth on its signature page is the true and correct legal name of such Grantor. Such Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from), and such Grantor's organizational identification number is, the number identified as such and set forth next to the name of such Grantor on Part 3 of Schedule 3.02. The Security Property does not include any inventory (as such term is defined in the UCC) located in the State of California. Such Grantor is not a party to any federal, state or local government contract. Such Grantor does not have an interest in any equity interests in any Person other than the Pledged Interests and Excluded Assets. Such Grantor does not have any interest in any Intellectual Property collateral the loss, impairment or infringement of which would reasonably be expected to have a Material Adverse Effect.

Section 3.03. Collateral; Source of Revenues.

         Such Grantor's Collateral is the source of Materially all of such Grantor's revenues (except revenues derived from its Excluded Assets and Emissions Credit Proceeds), which, as so excepted, constitute all of the revenues of such Grantor that are Material to such Grantor. Such Grantor's Collateral constitutes (i) Materially all of the assets of such Grantor, except for its Excluded Assets, and (ii) sufficient property for such Grantor to operate its businesses as now conducted and as presently proposed to be conducted.

Section 3.04. Control over Collateral.

         Subject to the rights of other parties to the Project Documents and subject to Permitted Liens, such Grantor has exclusive possession and control of the Security Property purported to be pledged by it hereunder. None of the Security Property of such Grantor is subject to any restriction on its sale or transfer except as set forth in the Project Documents, the Security Documents and the Amended Note Purchase Agreement. Each item of equipment and inventory that is part of the Security Property of such Grantor is located at its Pledged Project.

Section 3.05. Pledged Interests.

(a) The Pledged Interests that constitute stock, membership interests or partnership interests in such Grantor have been duly authorized and validly issued and are fully paid and nonassessable.

(b) Except with respect to the Issuer, the Pledged Interests that constitute stock, membership interests or partnership interests in such Grantor constitute, as applicable, all of the issued and outstanding (i) shares of stock of such Grantor, (ii) membership interests of such Grantor or (iii) partnership interests of such Grantor.

(c) The security interest of the Secured Party in uncertificated Pledged Interests of such Grantor, and in the Pledged Debt of such Grantor, has been registered in the name of the Secured Party by the applicable issuer thereof in the register maintained for such purpose by such issuer. All certificates or instruments representing or evidencing certificated Pledged Interests of such Grantor have been delivered to the Secured Party together with the appropriate blank instruments of transfer. The security interest in such Pledged Interests is a valid, continuing security interest in favor of the Secured Party and is a perfected first-priority security interest under the Uniform Commercial Code in effect in the jurisdiction listed next to such Grantor's name on Part 1 of
Schedule 3.02 and, as so perfected, is a first-priority security interest.

Section 3.06. Pledged Debt.

         The Pledged Debt of such Grantor constitutes all of the outstanding Indebtedness owed to such Grantor. All notes, certificates or instruments evidencing the Pledged Debt of such Grantor have been delivered to the Secured Party together with appropriate blank instruments of transfer.

Section 3.07. No Other Deposit or Securities Accounts.

         Such Grantor has no interest in any "deposit account" or any "securities account" (as each such term is defined in the UCC) other than the Accounts and the deposit accounts listed in Schedule 3.07.

Section 3.08. Protection of Lien and Security Interest.

         Upon the execution and delivery hereof, no filing or recording with any Governmental Authority (except for the filing of Uniform Commercial Code financing statements on form UCC-3 in the offices and locations specified for such Grantor in Schedule 3.11 of the Amended Note Purchase Agreement) will be necessary to establish and perfect the right, title or interest of the Secured Party created hereunder in the Security Property of such Grantor or any other Person in any jurisdiction. Upon the (i) execution and delivery of this Security Agreement, (ii) delivery to the Secured Party of possession, with endorsements in blank, of the notes, certificates and instruments evidencing such Grantor's Pledged Debt, (iii) delivery to the Secured Party of possession of the notes, certificates and instruments evidencing such Grantor's Pledged Interests with blank stock powers, (iv) completion of such filings and recordings and (v) in the case of Security Property constituting Accounts, upon the execution and delivery of the Control Agreements, the Secured Party will have a valid and first priority perfected Lien on, and security interest in, such Security Property. Except (A) for the approval of the ICC necessary for the Secured Party to take possession of any Pledged Project located in Illinois and (B) with respect to the exercise of any right or remedy relating to the lien on the Applicable Permits, no filing or registration with, or consent or approval of, any Governmental Authority is required for the exercise of any right or remedy hereunder or under any other Loan Document.

                                   Article IV
                                    ACCOUNTS

Section 4.01. Creation of Accounts.

(a) Other ICC Account. The Illinois Guarantors have established, in accordance with their respective ICC Orders, at Merrill Lynch & Co. at its office at 200 Park Avenue, New York, NY 10166, an account entitled ("USEB Other ICC Account", account number 852-07127 (the "Other ICC Account"). The Other ICC Account will contain the following sub-accounts:

(i) a sub-account established in accordance with the ICC Order of Avon Energy Partners, L.L.C. (the "Avon ICC Account");

(ii) a sub-account established in accordance with the ICC Order of Brickyard Energy Partners, LLC (the "Brickyard ICC Account");

(iii) a sub-account established in accordance with the ICC Order of Devonshire Power Partners, L.L.C. (the "Devonshire ICC Account");

(iv) a sub-account established in accordance with the ICC Order of Dixon/Lee Energy Partners, LLC (the "Dixon ICC Account");

(v) a sub-account established in accordance with the ICC Order of Riverside Resource Recovery, L.L.C. (the "Riverside ICC Account");

(vi) a sub-account established in accordance with the ICC Order of Roxanna Resource Recovery, L.L.C. (the "Roxanna ICC Account");

(vii) a sub-account established in accordance with the ICC Order of Streator Energy Partners, LLC (the "Streator ICC Account") and

(viii) a sub-account established in accordance with the ICC Order of Upper Rock Energy Partners, LLC (the "Upper Rock ICC Account").

(b) Debt Service Reserve Account. The Issuer has established, at Merrill Lynch & Co. at its office at 200 Park Avenue, New York, NY 10166, an account entitled "USEB Debt Service Reserve Account", account number 852-07130 (the "Debt Services Reserve Account").

(c) Construction Reserve Account. The Issuer has established, at Merrill Lynch & Co. at its office at 200 Park Avenue, New York, NY 10166, an account entitled "USEB Construction Reserve Account", account number 852-07126 (the "Construction Reserve Account").

(d) Except as provided in Section 4.02(a), each ICC Account shall remain in the exclusive possession, and under the sole dominion and control, of the Secured Party and shall be maintained at all times in accordance with the terms of the Loan Documents and the applicable ICC Order until the date on which all of the Secured Obligations have been satisfied in full (except as provided in this Security Agreement), at which time all amounts on deposit therein shall be paid over to the applicable Illinois Guarantor or other Person legally entitled thereto; provided, however, that any payments or releases (whether in the form of cash or otherwise) properly made by the Secured Party from any ICC Account pursuant to Section 4.02(a)(iii), as long as such payment or release is made in accordance with the Loan Documents, shall be released from the lien and security interest granted hereunder and shall no longer be part of the Security Property upon the making of such payment or release. In connection with any release of Security Property under this subsection, the Secured Party shall, at the expense of the Issuer, execute and deliver to the Issuer all documents that the Issuer shall reasonably request to evidence such release. Except as provided in this Security Agreement and any related Control Agreement, the Other ICC Account shall be subject to debit or withdrawal solely by the Secured Party as provided in this Security Agreement, and no Person shall have any control over or right of withdrawal from any ICC Account. No payments shall be made out of the Other ICC Account except for the purposes and on the terms provided in this Security Agreement, the Amended Note Purchase Agreement and the ICC Orders. Each Illinois Guarantor hereby irrevocably authorizes and empowers the Secured Party, as its attorney-in-fact, coupled with an interest, for such Illinois Guarantor, to endorse any check or any other instrument or security deposited or held in the ICC Account related to such Illinois Guarantor.

(e) Except as provided in Section 4.02(b), the Debt Service Reserve Account shall remain in the exclusive possession, and under the sole dominion and control, of the Secured Party and shall be maintained at all times in accordance with the terms of the Loan Documents until the date on which all of the Secured Obligations have been satisfied in full (except as provided in this Security Agreement), at which time all amounts on deposit therein shall be paid over to the Issuer or other Person legally entitled thereto; provided, however, that any payments or releases (whether in the form of cash or otherwise) properly made by the Secured Party from the Debt Service Reserve Account pursuant to
         Section 4.02(b)(iv) or from the Construction Reserve Account pursuant to Section 4.02(c)(ii), as long as such payment or release is made in accordance with the Loan Documents, shall be released from the lien and security interest granted hereunder and shall no longer be part of the Security Property upon the making of such payment or release. In connection with any release of Security Property under this subsection, the Secured Party shall, at the expense of the Issuer, execute and deliver to the Issuer all documents that the Issuer shall reasonably request to evidence such release. Except as provided in Sections 4.02(b) and (c), the Debt Service Reserve Account and the Construction Reserve Account shall be subject to debit or withdrawal solely by the Secured Party as provided in this Security Agreement, and no Person shall have any control over or right of withdrawal from either such Account, except as provided in this Security Agreement. No payments shall be made out of the Debt Service Reserve Account or the Construction Reserve Account except for the purposes and on the terms provided in this Security Agreement and in the Amended Note Purchase Agreement. The Issuer hereby irrevocably authorizes and empowers the Secured Party, as its attorney-in-fact, coupled with an interest, for the Issuer, to endorse any check or any other instrument or security deposited or held in the Accounts related to the Issuer.

Section 4.02.     Funding of Accounts.

(a)      ICC Accounts.

(i) On the Closing Date, the Illinois Guarantors shall deposit into the Other ICC Account cash in an amount equal to $12,389,241.

(ii) On each Monthly Payment Date after the Closing Date, each Illinois Guarantor shall deposit or cause to be deposited into its ICC Account its Illinois Reimbursement Minimum Amount, to the extent of available funds from the operating cash flow received by its Pledged Illinois Project during the calendar month most recently ended, minus the amount of payments made by such Illinois Guarantor during such calendar month with respect to (A) Operating Expenses of such Pledged Illinois Project and (B) interest and Principal Debt due on the Notes.

(iii) Sums in any Illinois Guarantor's ICC Account shall be used to satisfy such Illinois Guarantor's obligations under its ICC Order, in accordance with applicable laws and such Illinois Guarantor's ICC Order. If no Event of Default has occurred and is continuing, each Illinois Guarantor may submit to the ICC a reimbursement order (a "Proposed Order") with respect to such Illinois Guarantor's repayment obligations under its ICC Order, in accordance with (and not in acceleration of) the repayment schedule contemplated by such ICC Order. Such Illinois Guarantor must obtain the Secured Party's written consent (which may not be unreasonably withheld or delayed) to such Proposed Order prior to its submission to the ICC. Upon approval of the Proposed Order by the ICC (in the form in which such Proposed Order was submitted to the ICC or as revised by the ICC, notice of which revision will be provided to the Secured Party by the applicable Illinois Guarantor), the Secured Party will release from the applicable ICC Account any funds required to comply with such Proposed Order.

(iv) The Other ICC Account shall be managed by the Illinois Investment Advisor subject to the Secured Party's rights hereunder. Funds in any Illinois Guarantor's ICC Account may be applied by such Illinois Guarantor in its discretion on any date (A) if all obligations of such Illinois Guarantor under its ICC Order have been fully satisfied or (B) to the extent that the sum of (x) funds in such ICC Account and (y) the expected earnings thereon (as reasonably agreed upon by such Illinois Guarantor and the Secured Party in a written instrument signed by both such parties) exceed the amount contemplated to be payable pursuant to such Illinois Guarantor's ICC Order with respect to the Illinois Rate Incentive already received by such Illinois Guarantor as of such date.

(b)      Debt Service Reserve Account.

(i) On the Closing Date, the Issuer will deposit or cause to be deposited in the Debt Service Reserve Account $2,000,000.

(ii) If, on the Closing Date, after taking into account the hedging arrangement required pursuant to Section 7.17 of the Amended Note Purchase Agreement, the annual Debt Service (translated into U.S. Dollars) for the first three years exceeds $10,200,000 (the "Debt Service Ceiling"), the Issuer shall deposit into the Debt Service Reserve Account an amount equal to three times the amount of such excess.

(iii) On each Quarterly Payment Date after the Closing Date, the Issuer shall deposit or cause to be deposited in the Debt Service Reserve Account, from Available Debt Service Funds, an amount sufficient to cause the funds held in the Debt Service Reserve Account to be at least equal to the Required Reserve Balance.
                                       18

(iv) If, on any date 2 Business Days prior to any date on which any payment is due with respect to the Series A Notes or the Series B Notes, the amount of Net Revenues held by the Issuer is insufficient to make such payment in full, the Issuer may deliver to the Secured Party a certificate stating such deficit, and the Secured Party shall, to the extent funds are available in the Debt Service Reserve Account, withdraw from the Debt Service Reserve Account the amount required to make up the deficit and shall apply the amount so withdrawn to effect payment of the amounts due on the Notes, and, if the amount available to be withdrawn from the Debt Service Reserve Account is not sufficient to effect payment of all amounts due on the Notes, the Secured Party shall apply the amount available and so withdrawn to effect payment of such amounts due to each series of notes ratably in accordance with the aggregate amount of the payments due on each series of Notes.

(v) If, on the third Anniversary Date, (A) projected Debt Service for the next 12 months ("Projected Debt Service") exceeds the Debt Service Ceiling, (B) the pro forma Fixed Charge Coverage Ratio, adjusted for the Projected Debt Service, is less than 1.5:1.0 and (C) the aggregate amount of funds held in the Accounts and in the BMC ICC Account (as defined in the BMC Group Security Agreement) do not at least equal $40,000,000, then the Issuer shall, prior to making any distributions to any of its shareholders, either (x) deposit into the Debt Service Reserve Account an amount equal to at least $1,500,000 or (y) prepay the Notes in an amount equal to at least $1,500,000.

(vi) The Issuer may make any payment with respect to (A) Growth Capital Expenditures, (B) dividends or (C) the Convertible Royalty Interest only if, at the time of any such payment:

(A)      the Debt Service Reserve Account contains the Required Reserve Balance;
         and

(B) the Issuer is in compliance with Section 8.25 of the Amended Note Purchase Agreement.

(c)      Construction Reserve Account.

(i) On the Closing Date, the Issuer will deposit or cause to be deposited in the Construction Reserve Account $4,000,000.

(ii) The Issuer may, on any date, deliver to the Secured Party a written request (a "Withdrawal Notice") for release of funds held in the Construction Reserve Account. The Secured Party shall, to the extent funds are available in the Construction Reserve Account, withdraw from such Account the amount of funds requested to be released in the Withdrawal Notice and shall transfer such funds as directed in such Withdrawal Notice.

                                       19

(d)      Notice of Account.

         The Grantors shall instruct each party depositing funds with the Secured Party to identify in writing the amount of such funds, the source of such funds and the proper Account into which such funds are to be deposited.

Section 4.03.     Investment of Account Monies.

(a) So long as no Event of Default has occurred and is continuing and subject to the last sentence of this subsection (a), the Illinois Investment Manager shall invest any moneys held in the ICC Accounts in "Illinois Permitted Investments" (as described in Schedule 4.03(a), which may be modified upon the Secured Party's receipt of notice from any Illinois Guarantor that such modification is required pursuant to a final and non-appealable rule, directive or order of the ICC ("Illinois Permitted Investments")) at the sole risk of the applicable Illinois Guarantor; provided, however, that no Illinois Investment Advisor shall be authorized to take any action with respect to the Other ICC Account unless the Secured Party has (i) received notice from the Illinois Guarantors of the appointment of such Illinois Investment Advisor and (ii) consented to such appointment. If the Secured Party receives inconsistent written instructions from the Illinois Investment Advisor and any Illinois Guarantor regarding the ICC Account of such Illinois Guarantor, the Secured Party shall follow the written instructions of such Illinois Guarantor. If an Event of Default has occurred and is continuing, the Secured Party may, in its sole discretion, invest any moneys held in any ICC Account in "Illinois Permitted Investments" at the sole risk of the applicable Illinois Guarantor. If (i) the Illinois Investment Advisor is no longer in good standing with the Securities Exchange Commission, Standard & Poor's Ratings Group, Morningstar or brokerage firms that monitor the Illinois Investment Advisor or (ii) investments in the Other ICC Account are not achieving or expected to achieve an average annual return of at least 7.00% (based on the reasonable calculations of the Secured Party) then (a) the Illinois Guarantors must, upon request of the Secured Party but no more frequently than once per year, appoint a new Illinois Investment Advisor and (b) the Secured Party may invest monies in the Other ICC Account in investments other than Illinois Permitted Investments.

(b) So long as no Event of Default has occurred and is continuing, any moneys held in the Debt Service Reserve Account shall, upon receipt by the Secured Party of a written direction executed by a Responsible Officer of the Issuer, be invested in "Other Permitted Investments" (as described in Schedule 4.03(b)) at the sole risk of the Issuer. If an Event of Default has occurred and is continuing, the Secured Party may, in its sole discretion, invest any moneys held in the Debt Service Account in "Other Permitted Investments" at the sole risk of the Issuer. Any interest or investment income realized as a result of such investments shall be applied, FIRST, to the payment of all principal, interest or premium then due and owing with respect to the Notes, SECOND, to the payment of any unpaid Illinois Reimbursement Minimum Amount of any Illinois Guarantor, THIRD, to the payment of any unpaid Required Reserve Balance and, FOURTH, to the Issuer.

(c) So long as no Event of Default has occurred and is continuing, any moneys held in the Construction Reserve Account shall, upon receipt by the Secured Party of a written direction executed by a Responsible Officer of the Issuer, be invested in "Other Permitted Investments" (as described in Schedule 4.03(b)) at the sole risk of the Issuer. If an Event of Default has occurred and is continuing, the Secured Party may, in its sole discretion, invest any moneys held in the Construction Reserve Account in "Other Permitted Investments" at the sole risk of the Issuer.

                                       20

(d) The Secured Party shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from a Responsible Officer of any Grantor or an officer of the Illinois Investment Advisor. In no event shall the Secured Party be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise, except if the Secured Party failed to comply with the written direction from a Responsible Officer of such Grantor or an officer of the Illinois Investment Advisor described in this Section. The Secured Party shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of a Responsible Officer of any Grantor or an officer of the Illinois Investment Advisor to provide timely written investment direction.

(e) On a quarterly basis, (i) the Illinois Guarantors shall provide to the Secured Party performance reports with respect to the investments in the Other ICC Account and (ii) the Issuer shall provide to the Secured Party performance reports with respect to the investments in the Debt Service Reserve Account.

                                   Article V
                            COVENANTS OF THE GRANTORS

         Each Grantor covenants that, on and after the date of this Security Agreement and until the Notes are paid in full and all of the Secured Obligations are discharged:

Section 5.01.     Defense of Title.

         Each Grantor shall warrant, defend and preserve its right, title and interest in and to the Security Property and the validity and priority of the Lien of this Security Agreement and shall forever warrant and defend the same against the claims of all persons whomsoever, and no Grantor shall sell or otherwise alienate any of its interests in the Security Property except as otherwise permitted under this Security Agreement. Devonshire shall maintain good and marketable fee simple title to the Dolton (Devonshire) Project (excluding the real property on which its flare facility is located) and good and valid rights and title to all of its other real property, and each other Grantor (and Devonshire, with respect to the real property on which its flare facility is located) shall maintain good and valid rights and title to its real property, including, in each case, to the extent applicable, the land, leasehold estates, license rights and easements constituting the Project Land, and all of its other property, free and clear of all Liens except Permitted Liens and as otherwise provided under this Security Agreement.

Section 5.02.     Further Assurances.

         Each Grantor shall execute and deliver any further writing, instrument or document, in form and substance reasonably satisfactory to the Secured Party, and take any further action as may be reasonably requested from time to time by the Secured Party, and make all recordings and filings and take all such other

                                       21

action as may be necessary or desirable under any applicable law to evidence, effectuate, preserve the priority of, protect and perfect the Lien on and security interest in the Security Property, and, in addition and in furtherance of, but not in limitation of, the foregoing, use its best efforts to comply with any request of the Secured Party to obtain, execute, deliver or file nondisturbance agreements, mortgagee's waivers, and such other instruments and notices, amendments and renewals thereof, as the Secured Party shall deem appropriate fully to preserve and protect the Lien on and security interest in the Security Property; provided, however, that nothing contained in this Section shall require any Grantor to pay or suffer forbearance of any material amounts, or waive or otherwise terminate the effectiveness of any material term or other provision, in connection with any such nondisturbance agreement, mortgagee's waiver or other instrument.

Section 5.03.     Recordings and Filings.

(a) Each Grantor, forthwith upon the execution of this Security Agreement and thereafter from time to time, shall cause this Security Agreement and any other documents evidencing the Lien hereof to be filed or recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the Lien on and security interest in the Security Property of such Grantor created hereby.

(b) Each Grantor shall execute supplements to this Security Agreement and financing statements, continuation statements and any other instruments or documents reasonably deemed necessary or desirable by the Secured Party to perfect or preserve the Lien on and security interest in the Security Property of such Grantor created hereby. To the extent permitted by law, the Secured Party is authorized to record and file supplements to this Security Agreement and financing or continuation statements to perfect, maintain or maintain the perfection of the Secured Party's Lien on and security interest in the Security Property of such Grantor created hereby. Each Grantor further agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement is sufficient as a financing statement where permitted by law.

(c) The Issuer shall pay all filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution and acknowledgement of this Security Agreement, any instrument supplemental hereto, any security instrument with respect to the Security Property and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of this Security Agreement, any instrument supplemental hereto, any security instrument with respect to the Security Property or any instrument of further assurance.

Section 5.04.     Payment of Fees, Costs and Expenses.

         The Issuer shall pay promptly the fees and the reasonable costs and expenses of the Secured Party incurred from time to time hereunder (including, without limitation, any and all costs, reasonable attorneys' fees and expenses that the Secured Party may incur in the collection or enforcement of the Secured Obligations), and shall indemnify and reimburse the Secured Party and its officers, directors, employees, representatives and agents for all amounts

                                       22

required to be paid by it or them, including any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorneys' and agents' fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Secured Party directly or indirectly relating to, or arising from, claims against the Secured Party by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs, except to the extent caused by the Secured Party's gross negligence or willful misconduct. The Issuer hereby agrees to indemnify and hold harmless the Secured Party and its directors, officers, agents and employees from and against any and all claims, demands, losses, penalties, liabilities, costs, damages, injuries, and expenses, including, without limitation, reasonable attorneys' fees and expenses, suffered or sustained by the Secured Party, either directly or indirectly, relating to or arising out of any Environmental Law, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. The provisions of this Section shall survive the termination of this Security Agreement or the earlier resignation or removal of the Secured Party.

Section 5.05.     Notification of Litigation.

         Each Grantor shall from time to time keep the Secured Party informed of material developments in any material action or proceeding involving it. The Secured Party shall have the right to appear in and defend any such action or proceeding, in the name and on behalf of such Grantor, if the Secured Party reasonably believes the failure of such Grantor to defend such action or proceeding could reasonably be expected to materially adversely effect the value of the Security Property or the Lien of this Security Agreement. The Secured Party shall also have the right to institute any action or proceeding that the Secured Party, in its reasonable judgment, believes should be brought to protect the value of the Security Property or the Lien of this Security Agreement. The Issuer shall (i) indemnify, defend and hold the Secured Party harmless against any loss or liability arising out of or related to or incurred in connection with any action or proceeding (A) commenced by the Secured Party as provided above, (B) to which the Secured Party is made a party or (C) in which, in the reasonable opinion of the Secured Party, it becomes necessary to defend or uphold the Lien of this Security Agreement or to protect the value of the Security Property and (ii) on demand, promptly reimburse the Secured Party for all judgments paid and expenses (including, without limitation, reasonable attorneys' fees and appellate attorneys' fees) incurred by the Secured Party in such action or proceeding, any such reimbursement to be an additional Secured Obligation secured by the Security Property.

Section 5.06.     Insurance, Condemnation.

(a) Each Grantor will furnish satisfactory evidence to the Secured Party of the renewal of each policy of insurance required by Section 7.4 of the Amended Note Purchase Agreement, if such policy relates to the Security Property pledged by such Grantor, at least 30 days prior to its expiration date, and will not adjust or settle any individual claim under such insurance (except for any individual

                                       23

claim for $100,000 or less) without the Secured Party's consent, which shall not be unreasonably withheld or delayed. Each Grantor agrees that if an Event of Default or a Default shall have occurred and be continuing and the Secured Party believes that the value of the Security Property is endangered, the Secured Party may act as attorney-in-fact for such Grantor in obtaining, adjusting, settling and canceling such insurance and receiving and endorsing any drafts with respect to any such policy. If any Grantor shall fail to provide and pay for any such policy at least 15 days prior to the date any such payment is due, the Secured Party may (but shall not be required to), upon ten days' prior written notice to such Grantor, provide or pay for the same, at such Grantor's expense, with the amount of any such payment by the Secured Party to be repayable by such Grantor on demand, with interest thereon due at the Default Rate. Such amounts shall be additional Secured Obligations secured by the Security Property.

(b)In the event of any damage, destruction, condemnation, taking or taking for use with respect to any portion of any Pledged Project (any such event being an "Event of Loss") in excess of $100,000 (singly or in the aggregate), the applicable Project Owner Guarantor shall notify, in writing, the Secured Party of such Event of Loss, in accordance with Section 5.1(e) of the Amended Note Purchase Agreement. Each Project Owner Guarantor agrees that, upon the occurrence of an Event of Loss, it will promptly pay any and all proceeds (including, without limitation, condemnation or insurance proceeds) received by it in respect of such Event of Loss, up to an amount equal to the then outstanding principal amount of the Notes, plus accrued interest thereon, to the Secured Party to be held by the Secured Party (together with all income thereon) pursuant to this Security Agreement as part of the Security Property. The Secured Party shall deposit all such payments received from any such Grantor or directly from any insurer or condemning authority in a separate deposit account (the "Insurance and Condemnation Proceeds Account"). Except as otherwise provided in Section 5.06(f), each Project Owner Guarantor shall be obligated to repair, replace or reconstruct any Pledged Project owned by it that suffers an Event of Loss to a condition substantially equivalent to its condition immediately prior to such Event of Loss or to a condition of at least equivalent value, to the extent that the insurance proceeds covering such damage or destruction, or the amount of the award or compensation for damages recovered on account of such taking or condemnation, shall be sufficient to pay the cost thereof. The repair, replacement or reconstruction of such Pledged Project shall be completed within a period of 360 days after the Event of Loss.

(c) For the purposes of this Section, a Pledged Project shall be deemed to be in a condition substantially equivalent to its condition or value immediately prior to an Event of Loss affecting it if, subject to gas availability, such Pledged Project can be used effectively for substantially the same quantity and quality of electrical generation, generation and refinement of landfill gas for commercial sale or, as applicable, for which it was used immediately prior to such Event of Loss, as certified in a report of the Independent Engineer regarding the condition of such Pledged Project, in form, scope and substance reasonably satisfactory to the Secured Party.

(d)(i) If, from time to time on or before the date that is 180 days immediately succeeding the occurrence of an Event of Loss (or such longer period as may be authorized by the Secured Party in its sole discretion), the Project Owner Guarantor subject to an Event of Loss shall deliver to the Secured Party a certificate in substantially the form of Exhibit E (an "Insurance Withdrawal Certificate"), signed by a Senior Financial Officer of such Project Owner Guarantor, certifying as to:

                                       24

(A)the amount requested to be withdrawn from the Insurance and Condemnation Proceeds Account for such Pledged Project for the next month as reimbursement for expenses previously incurred, presently due and payable, or to become due and payable within one month in connection with the restoration of such Pledged Project to a condition substantially equivalent to its condition or value immediately prior to such Event of Loss (the "Restoration Costs");

(B)attached copies of bills or other written evidence of individual costs describing the items purchased and/or the services rendered and all other pertinent schedules, statements, invoices, change orders or other information; and

(C) a reconciliation of all Restoration Costs disbursed through the date of such Insurance Withdrawal Certificate to the projected total costs of restoring such Pledged Project to a condition substantially equivalent to its condition or value immediately prior to such Event of Loss (the "Projected Total Restoration Costs"), demonstrating that, after giving effect to the proposed withdrawal, the amounts remaining on deposit in the Insurance and Condemnation Proceeds Account with respect to such Event of Loss are sufficient to pay the Projected Total Restoration Costs of such Pledged Project (taking into account any additional amounts not otherwise subject to the lien of this Security Agreement deposited by such Project Owner Guarantor with the Secured Party for the purpose of effecting such restoration);

and further certifying in such certificate that (1) all the amounts of Restoration Costs set forth in such certificate have been paid, are presently due and payable or will be due and payable within one month, (2) none of such amounts has been the subject of any prior payment request approved by the Secured Party, and (3) the entire amount of the withdrawal requested in clause
(A) above will be used to pay, or to reimburse such Grantor for payment of, the Restoration Costs set forth in the certificate, then, the Secured Party shall, within three Business Days, transfer funds on deposit in the Insurance and Condemnation Proceeds Account as directed by such Grantor (a written request shall include a wire transfer instruction and all amounts disbursed hereunder shall be wired by the Secured Party directly to the entity due such amounts). Each Grantor hereby agrees that all funds received by it pursuant to this Section shall be applied exclusively to the payment of, or reimbursement for, Restoration Costs that have been properly identified in an Insurance Withdrawal Certificate. No more than one Insurance Withdrawal Certificate shall be delivered to the Secured Party in any single calendar month for any single Pledged Project.

(ii) If on the date that is 180 days immediately succeeding the occurrence of an Event of Loss, the Pledged Project subject thereto has not been restored to a condition substantially equivalent to its condition or value immediately prior to such Event of Loss, then the applicable Project Owner Guarantor will give written notice thereof to the Secured Party and the Issuer, and either (A) such Project Owner Guarantor will deposit with the Secured Party, out of funds of such Project Owner Guarantor not held in the Accounts within thirty (30) days of the date of such notice, an amount determined by the Independent Engineer to be sufficient, when combined with the amounts on deposit in the Insurance and

                                       25

Condemnation Proceeds Account attributable to such Event of Loss, to complete the restoration of the Pledged Project affected by such Event of Loss to a condition substantially equivalent to its condition or value immediately prior to such Event of Loss, or (B) the Issuer shall prepay, in accordance with the provisions of Section 6.2 of the Amended Note Purchase Agreement, a principal amount of the Notes equal to the sum of the amount of insurance proceeds held by the Secured Party in the Insurance and Condemnation Proceeds Account with respect to such Event of Loss, together with interest accrued to the date of prepayment on the principal amount being prepaid, but without a prepayment premium; provided, however, that the Secured Party may, in its sole discretion, extend such restoration period beyond 180 days. In the event that the Project Owner Guarantor elects, pursuant to clause (A) above, to restore the Pledged Project affected by such Event of Loss to a condition substantially equivalent to its condition or value immediately prior to such Event of Loss and, on the date that is 180 days immediately succeeding the date of the notice provided under this paragraph (ii), such Pledged Project has not been restored to a condition substantially equivalent to its condition or value immediately prior to such Event of Loss, then the Issuer shall prepay, in accordance with the provisions of Section 6.2 of the Amended Note Purchase Agreement (but without any Make Whole Amount or any other prepayment premium), a principal amount of the Notes equal to the sum of (x) the amount of the insurance proceeds held by the Secured Party in the Insurance and Condemnation Proceeds Account with respect to such Event of Loss and (y) the amount of such insurance proceeds previously disbursed from the Insurance and Condemnation Proceeds Account with respect to such Event of Loss that have not been expended for restoration.

(e)Each Grantor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or other taking of its Security Property or any portion thereof in excess of $100,000 (singly or in the aggregate), or the use thereof, shall, in accordance with Section 5.1(h) of the Amended Note Purchase Agreement, notify, in writing, the Secured Party of the pendency of such proceedings. The Secured Party may, but shall not be obligated to, participate in such proceedings (including, without limitation, the making of any compromise or settlement in connection with such proceedings), if such participation is deemed desirable by the Secured Party, and each Grantor agrees to deliver to the Secured Party all instruments requested by them from time to time to permit such participation. The Secured Party is hereby irrevocably appointed as each Grantor's attorney-in-fact, coupled with an interest, with exclusive power to make, during the continuance of any Event of Default, any compromise or settlement in connection with such proceedings.

(f) In the event all or substantially all of any Pledged Project is damaged, destroyed, condemned or otherwise taken, the Issuer may, in lieu of restoring such Pledged Project, either prepay the Notes, in accordance with Section 6.2 of the Amended Note Purchase Agreement, or invest the proceeds from such Event of Loss in accordance with the terms and conditions of Section 6.2(b)(iv) of the Amended Note Purchase Agreement. In the event any portion of any Pledged Project is subject to an Event of Loss, but less than substantially all of such Pledged Project is affected by such Event of Loss, the applicable Project Owner Guarantor shall not be obligated to repair, replace or reconstruct any such portion if, on or prior to the date 180 days immediately succeeding such Event of Loss, such Project Owner Guarantor, in its good faith judgment, determines that it would be uneconomic to repair, replace or reconstruct such portion, or if the applicable Landfill Owner exercises any right it has under any Project Document to terminate such Project Document upon such an Event of Loss. If the applicable Project Owner Guarantor makes such determination and so certifies to

                                       26

the Secured Party on or prior to the date 180 days immediately succeeding such Event of Loss or if the Landfill Owner so terminates the Project Document, the Issuer shall either (i), upon the earliest of (x) the expiration of such 180 day period, (y) the termination by the Landfill Owner of such Project Document or
(z) the receipt of proceeds, if any, of insurance, condemnation or taking with respect to such Event of Loss, promptly make the prepayment described above in this Section or (ii) within such 180 day period, reinvest such proceeds in accordance with the terms and conditions of Section 6.2(b)(iv) of the Amended Note Purchase Agreement.

(g)Each Grantor, upon request by the Secured Party, shall make, execute and deliver any and all instruments reasonably requested for the purposes of confirming the assignment of the aforesaid insurance proceeds, awards and compensation to the Secured Party, free and clear of any Liens of any kind or nature whatsoever.

Section 5.07.     Maintenance of Security Property.

         Each Grantor at its own expense shall, subject to the existence of Permitted Liens, at all times take all steps reasonably necessary and desirable to protect its interest in the Security Property, including, without limitation, the following:

(a) keep and maintain separate books and records relating to its interest in the Security Property at its chief executive office in a form reasonably satisfactory to the Secured Party;

(b) if an Event of Default has occurred and is continuing, deliver to the Secured Party, promptly upon its request therefor, all schedules, lists, invoices, bills of lading, documents of title, purchase orders, receipts, chattel paper, instruments and other items relating to its interest in the Security Property;

(c) when necessary or desirable for the perfection or maintenance of the Secured Party's Lien on, and security interest in, the Security Property, or when requested to do so by the Secured Party, make, stamp or record such entries or legends on any of such Grantor's books and records relating to such Security Property as the Secured Party shall reasonably request from time to time;

(d) defend its interest in the Security Property and defend and indemnify the Secured Party and its officers, directors and employees against all claims, Liens, security interests, demands and other encumbrances of third parties at any time claiming an interest in such Security Property;

(e) keep its interest in the Security Property free of all Liens except the Lien and security interest granted under the Security Documents and Permitted Liens;

(f) pay, promptly when due, all expenses incurred in the delivery, storage or other handling of its interest in the Security Property; and

(g) promptly notify, in writing, the Secured Party of any Lien (other than Permitted Liens) arising out of, or with respect to, its interest in the Security Property.

                                       27

Section 5.08.     Compliance with Note Purchase Agreement.

         Each Grantor shall comply with each of the covenants and other requirements of the Amended Note Purchase Agreement applicable to such Grantor.

Section 5.09.     Taxes.

(a) If any law is enacted or adopted after the date of this Security Agreement that deducts the principal amount of the Notes from the value of the Security Property for the purpose of taxation or that changes the laws now in force for the taxation of deeds of trust, security instruments or debts secured thereby or the manner of the operation of any such taxes or that otherwise imposes a tax, either directly or indirectly, on the Notes or this Security Agreement, the Issuer will pay such tax, with interest and penalties thereon, if any, provided, however, that in no instance shall the Issuer be obligated to pay any state, local or federal income taxes owed by the Secured Party except as specifically provided in the Amended Note Purchase Agreement.

(b) No Grantor will claim or demand or be entitled to any credit or credits on account of the Notes for any part of the taxes against the Security Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Security Property, or any part thereof, by reason of this Security Agreement or the Notes.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Notes or this Security Agreement, or impose any other tax or charge on the same, the Issuer will pay for the same, with interest and penalties thereon, if any, provided, however, that in no instance shall the Issuer be obligated to pay any local, state, provincial or federal income taxes of the Secured Party.

Section 5.10.     Project Documents.

(a) Each Grantor will, within the applicable grace periods, at all times keep, observe and perform or cause to be kept, observed or performed all the material terms, covenants and agreements of the Project Documents to which it is a party and, without limiting the generality of the foregoing, will pay all amounts payable by it under such Project Documents subject to standards of commercial reasonableness. Each Grantor will take any and all such actions as may be necessary promptly to enforce its rights and to collect any and all sums due it under the Project Documents to which it is a party. Each Grantor will do or cause to be done all things reasonably necessary to preserve and keep unimpaired its rights under the Project Documents to which it is a party and to prevent any termination, surrender, cancellation, forfeiture or impairment of any thereof and to prevent any material default under any of such Project Documents for terminations of the Project Documents by the counterparties thereto as of right. Each Grantor will, promptly upon the receipt thereof, deliver to the Secured Party copies of all Material notices, demands or declarations at any time received by such Grantor from counterparties to any of the Project Documents to which it is a party.

(b) Should any Grantor fail punctually to keep, observe and perform any of the material terms, covenants and agreements of this Security Agreement or the Project Documents to which it is a party, the Secured Party may, but shall not

                                       28

be obligated, upon ten days' written notice to such Grantor, to effect such performance on behalf of such Grantor and the Grantors shall, on demand, reimburse the Secured Party for any amounts expended by it to effect such performance, with interest thereon at the Default Rate, such amounts to be additional Secured Obligations secured by the Security Property.

(c) At the written request of the Secured Party, each Grantor shall exercise its right, if any, to cure any default of any Gasco under any agreement between such Gasco and any Landfill Owner that grants to such Gasco the right to recover, refine, process, transmit and otherwise deal with landfill gas and constituent products from the landfill that is the subject of any Project Document, including, without limitation, the payment of any amounts payable by such Gasco under such agreement and not paid when due. Should any Grantor fail to cure such default within ten (10) days after written request therefor by the Secured Party, the Secured Party may, but shall not be obligated to, effect such cure on behalf of such Grantor and such Grantor shall, on demand, reimburse the Secured Party for any amounts expended by it to effect such performance, with interest thereon at the Default Rate, such reimbursement to be additional Secured Obligations secured by the Security Property.

(d) No Grantor will receive or collect any payments under the Project Documents to which it is a party in advance of the time when the same become due and payable thereunder without the prior written consent of the Secured Party (which may not unreasonably be withheld or delayed).

(e) No Grantor will cancel or terminate any of the Project Documents to which it is a party or permit any cancellation or termination of any thereof (except for terminations in the sole discretion of such Grantor's counterparty to any such Project Document) or amend, compromise or modify any of the material terms or provisions of any such Project Document or waive any term or provision of any thereof (except for waivers not material to the security for the Secured Obligations given in the day-to-day administration of such Project Documents) or enter into any Material agreement or commitment provided for in such Project Documents without the prior written consent of the Secured Party, which shall not be unreasonably withheld or delayed.

(f) No Grantor shall make any election or give any consent or approval under any of the Project Documents to which it is a party, if such consent or approval is material to the preservation of the Security Property pledged by it hereunder, without the prior written consent of the Secured Party, which shall not be unreasonably withheld or delayed.

(g) Each Grantor shall, in accordance with Section 5.1(g) of the Amended Note Purchase Agreement, give the Secured Party written notice immediately upon any party to a Project Document requesting an arbitration proceeding under and pursuant to the provisions of such Project Document, which arbitration proceeding affects any Grantor, any of its Pledged Projects or any Security Property pledged by it hereunder, the value of which exceeds $250,000 (singly or in the aggregate). The Secured Party shall have the right, but not the obligation, to intervene and participate in any such proceeding, and each Grantor agrees to confer with the Secured Party, to the extent the Secured Party shall deem necessary. No Grantor shall compromise any such arbitration proceeding without the prior written consent of the Secured Party (which may not unreasonably be withheld or delayed) and if, at the time any such proceeding shall be commenced, an Event of Default has occurred and is continuing, the Secured Party shall have the exclusive right to appoint the arbitrator on behalf of such Grantor and to control the conduct of the proceeding.

                                       29

(h) Each Grantor shall execute and deliver, upon the request of the Secured Party, such instruments as the Secured Party may reasonably deem useful or required to permit the Secured Party to cure any default under any Project Document to which such Grantor is a party or permit the Secured Party to take such actions as the Secured Party may deem necessary to remedy the matter in default and preserve the interest of the Secured Party in such Project Document.

(i) No Grantor will enter into any agreement, other than the Power Purchase Agreements, covering the sale of electricity or refined landfill gas from any of its Pledged Projects without the prior written consent of the Secured Party (which may not unreasonably be withheld or delayed). Each Grantor shall take such action as may be required effectively to subject its interest in any such agreement to the Lien and security interest of this Security Agreement.

Section 5.11.     Applicable Permits.

         Each Project Owner Guarantor will duly obtain when needed, and thereafter maintain in effect as long as legally required, all Applicable Permits, except where the failure to obtain or maintain an Applicable Permit could not reasonably be expected to have a Material Adverse Effect.

Section 5.12.     Delivery of Security Property.

         Each Grantor shall deliver all certificates or instruments representing or evidencing Security Property pledged by it hereunder to, and all such certificates or instruments shall be held by or on behalf of, the Secured Party, and all such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party, and each Grantor and its subsidiaries will maintain at all times a register at its chief executive office in which shall be evidenced the security interest of the Secured Party in all of the Security Property pledged by such Grantor hereunder and not evidenced by physical certificates issued by or its subsidiaries. For the better perfection of the Secured Party's rights in and to the Security Property, each Grantor shall forthwith, upon the occurrence and continuation of a Event of Default and upon the request of the Secured Party, cause such Security Property pledged by it hereunder to be registered in the name of the Secured Party or such of its nominees as the Secured Party shall direct, provided, however, that,

(a) so long as no Event of Default has occurred and is continuing,

(i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Property pledged by it hereunder or any part thereof for any purpose not inconsistent with the terms of this Security Agreement or the other Loan Documents; provided, however, that such Grantor shall not exercise or refrain from exercising any such right if such action would have a Material Adverse Effect,

                                       30

(ii) each Grantor shall be entitled to receive and retain any and all dividends, partnership draws, other distributions and interest paid in respect of the Security Property pledged by it hereunder (which, upon receipt by any Grantor shall no longer constitute Security Property), subject to the terms of Section
8.6 of the Amended Note Purchase Agreement,

(iii) the Secured Party shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, partnership draws, other distributions and interest that it is authorized to receive and retain pursuant to paragraph (ii) above,

(b) upon the occurrence and during the continuance of an Event of Default,

(i) All rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.12(a)(i) shall, upon notice to such Grantor by the Secured Party, cease and (B) to receive the dividends, partnership draws, other distributions, and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 5.12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Property such dividends, partnership draws, other distributions and interest payments.

(ii) All dividends, partnership draws, other distributions and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party as Security Property in the same form as so received (with any necessary endorsement).

(c) Each Grantor shall (i) cause each issuer of the Pledged Interests and the Pledged Debt not to issue any stock, other securities or interests or other evidence of Indebtedness in addition to or in substitution for the Pledged Interests and Pledged Debt issued by such issuer, except as permitted under the Amended Note Purchase Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other securities or interests or other evidence of indebtedness.

(d) To the extent that any of the Security Property not evidenced by physical certificates constitutes uncertificated securities under Article 8 of the UCC and is issued by any Grantor, each Grantor that has issued such Security Property agrees to comply with instructions originated by the Secured Party with respect to such Security Property without further consent by the registered owners of such Security Property.

Section 5.13.     No Secured Party Liability.

Each Grantor acknowledges that the Secured Party shall not have any liability, obligation or responsibility whatsoever to such Grantor with respect

                                       31

to the operation of any of its Pledged Projects, unless the Secured Party shall take possession of any such Pledged Project, in which case the Secured Party shall have no liability, obligation or responsibility whatsoever to any Grantor in connection with the operation of such Pledged Project, except for any liability arising from the breach of the Loan Documents or any applicable law, negligence, willful misconduct or bad faith of the Secured Party. Moreover, each Grantor acknowledges that the Secured Party shall not be obligated to inspect any Pledged Project, nor be liable for any failure to protect or insure any Pledged Project pledged hereunder, or for the payment of costs of labor, materials or services supplied for the operation of any such Pledged Project, or for the performance of any obligation of any Grantor whatsoever, except for any liability arising from the breach of the Loan Documents, negligence, willful misconduct or bad faith of the Secured Party.

                                   Article VI
                                    REMEDIES

Section 6.01.     Remedies on Default.

(a) If an Event of Default shall have occurred and be continuing, the Secured Party may, in addition to any other rights or remedies it may have as a Secured Party under the laws of the State of New York, the UCC or other applicable law, and in addition to the rights and remedies provided in Section 10.02 of the Amended Note Purchase Agreement, take any one or more of the following remedial steps, subject to the provisions of applicable law:

(i) realize upon and take possession of any Security Property, and, if and to the extent any of the Security Property shall not be in the possession or under the control of the Secured Party, the Secured Party may require the Grantors to assemble or package the Security Property and make it available to the Secured Party at a place to be designated by the Secured Party; or

(ii) sell, assign, lease or otherwise dispose of the Security Property in whole or in part at public or private sale upon terms and conditions established by the Secured Party; or

(iii) notify any and all parties to any of the contracts and agreements that constitute Security Property that the Secured Party has exercised its rights hereunder and that (to the extent not already done so) all payments then or thereafter owing to any Grantor are to be made directly to the Secured Party.

(b) In addition to the remedies set forth above, the Secured Party may exercise its rights under the other Loan Documents.

(c) Should the Secured Party elect to cause any of the Security Property to be disposed of as personal property as permitted by the terms hereof, it may dispose of any part thereof in any manner now or hereafter permitted by Article 9 of the UCC or in accordance with any other remedy provided by law, subject to the provisions of this Security Agreement. Each Grantor and the Secured Party agree that twenty days'

                                       32

         notice of any public or private sale or other disposition of personal property shall be reasonable notice thereof and such sale shall be at such location as the Secured Party shall designate in such notice. Any notice given with respect to any such sale shall be given in accordance with Section 9-611 of the UCC, or any successor provision, as in effect from time to time. The Secured Party need not give such notice with respect to Security Property that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. At any public sale or disposition of the Security Property, the Secured Party shall have the right to bid and become the purchaser. Each Grantor hereby waives any right to require the Security Property to be disposed of seriatim or in any particular order or sequence.

(d) Upon any taking of possession of any Pledged Project pursuant to this Security Agreement, the Secured Party may, from time to time at the expense of the applicable Project Owner Guarantor, make all such repairs, replacements, alterations, additions and improvements to such Pledged Project as the Secured Party may deem proper. In any such case, the Secured Party shall have the right to manage and control such Pledged Project and to carry on the business and to exercise all rights and powers of such Project Owner Guarantor with respect thereto as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of such Pledged Project or any part thereof as the Secured Party may see fit. The Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the actual incurred expenses of constructing, holding and operating such Pledged Project, of all maintenance, repairs, replacements, alterations, additions and improvements thereto, and of conducting the business of the applicable Project Owner Guarantor with respect thereto, to make all payments that the Secured Party may be required to or may elect to make, if any, for taxes, assessments, insurance and other charges upon such Pledged Project or any part thereof, and to make all other payments that the Secured Party may be required or authorized to make under any provision of this Security Agreement (including reasonable legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income, if any, shall be applied in accordance with
         Section 10.03 of the Amended Note Purchase Agreement. Without limiting the generality of the foregoing, the Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve such Pledged Project and continue the operation of the business of the applicable Project Owner Guarantor and to collect all revenues and profits thereof and apply the same to the payment of all actual incurred expenses and other charges of such receivership including the compensation as aforesaid until a sale or other disposition of such Pledged Project shall be finally made and consummated, provided, however, that in no instance shall such revenues and profits thereof be applied to pay any local, state, provincial or federal income taxes of the Secured Party.

(e) In order to facilitate the exercise by the Secured Party of the rights and remedies set forth in this Article, each Grantor does hereby irrevocably appoint the Secured Party its true and lawful attorney-in-fact with full power of substitution, for it and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all of the Security Property pledged by it hereunder with full power to settle, adjust or compromise any claim hereunder or under such Security Property as fully as such Grantor could itself do, and to endorse the name of such Grantor on all commercial paper given in payment or in part payment thereof, and in its discretion to file any claim or take any other

                                       33

         action or commence any other proceedings, either in its own name or in the name of such Grantor, or otherwise, which the Secured Party may deem necessary or appropriate to collect any and all sums which may be or become due or payable hereunder or under such Security Property, or that may be necessary or appropriate to protect and preserve the right, title and interest of the Secured Party in and to such sums and the security intended to be afforded hereby and thereby. In addition, each Grantor hereby appoints the Secured Party or any of its officers and agents, or any other person whom the Secured Party may designate, as attorney-in-fact for such Grantor, at such Grantor's sole cost and expense, to exercise all or any of the following powers, which, being coupled with an interest, shall be irrevocable, shall continue until all Obligations have been paid in full and shall be in addition to any other rights and remedies that such Grantor may have: (i) to remove from any premises where they may be located any and all documents, instruments, files and records relating to the Security Property pledged by it hereunder and any receptacles and cabinets containing the same, and at such Grantor's sole cost and expense, to use such of the personnel, supplies and space of such Grantor at its place of business as may be necessary properly to administer and control the Security Property or the collections and realizations thereon; (ii) to take or bring, in such Grantor's name or in the name of the Secured Party, all steps, actions, suits or proceedings deemed by the Secured Party necessary or desirable to effect collection of or to realize upon the Security Property pledged by it hereunder; and (iii) to endorse the name of such Grantor or any of such Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance upon any Security Property pledged by it hereunder) that may come into possession of the Secured Party in full or in part payment of any amounts owed to the Secured Party.

(f) Notwithstanding any provision to the contrary contained in any Loan Document, the Secured Party may not take any action against any Guarantor pursuant to this Section 6.01 unless and until (i) the Secured Party has provided notice to the Grantors of an Event of Default and (ii) a period of ten days has elapsed after such notice has been received by the Grantors (provided, however, that the requirements of this sentence need not be met if an Event of Default described in
         Section 10.01(h) has occurred).

                                  Article VII
                          CONCERNING THE SECURED PARTY

Section 7.01.     Duties; Conduct; Protections.

(a)      Except during the continuance of an Event of Default:

(i) the Secured Party undertakes to perform such duties and only such duties as are specifically set forth in this Security Agreement, and no implied covenants or obligations shall be read into this Security Agreement against the Secured Party; and

(ii) in the absence of bad faith on its part, the Secured Party may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, including the accuracy of all sums and calculations, upon certificates or opinions furnished to the Secured Party and conforming to the requirements of this Security Agreement.

                                       34

(b) If an Event of Default has occurred and is continuing, the Secured Party shall exercise such of the rights and powers vested in it by this Security Agreement, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

(c) The Secured Party may perform any of the duties or exercise any of the powers provided for in this Security Agreement either directly or through its attorneys, agents, custodians or nominees appointed with due care and duly authorized in writing.

(d) The Secured Party may consult with counsel, appraisers, engineers, accountants, and other skilled persons to be selected by it, at the expense of the Grantors, and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it under this Security Agreement if relied upon reasonably and in good faith.

(e) The Secured Party shall not be answerable or accountable under any circumstances except for its own willful misconduct or negligence. The negligence or willful misconduct of any taxing authority or any other Person may not be imputed to the Secured Party. No provision of this Security Agreement shall be construed to relieve the Secured Party from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this subsection shall not be construed to limit the effect of subsection (a) above;

(ii) the Secured Party shall not be liable to any Person for any error of judgment made in good faith unless it shall be proved that the Secured Party was negligent in ascertaining or in failing to ascertain the pertinent facts;

(iii) the Secured Party shall be entitled to rely conclusively upon any note, notice, resolution, request, consent, direction, certificate, affidavit, letter, telephone communication, telegram, teletype, message, statement, order or other document reasonably believed by the Secured Party to be genuine and correct and to have been signed or sent by a Responsible Officer of any Grantor; and

(iv) no provision of this Security Agreement shall require the Secured Party to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(f) Subject to subsections (a) and (b) above and as required by law, the Secured Party shall have no duty:

(i) to obtain or request further assurances pursuant to Section 5.02 hereof;

(ii) to file, record or deposit this Security Agreement or any other document contemplated hereby, or to maintain any such filing, recording or deposit or to refile, re-record or redeposit any such document;

                                       35

(iii) to obtain or request insurance of any item of Security Property or to maintain any such insurance or to consent to any adjustment or settlement;

(iv) to consent to any amendment, termination, waiver or modification of any Project Document, except that the Secured Party shall not withhold its consent unreasonably;

(v) to effect any release of any item of the Security Property or to grant any other remedy to any Grantor or any other Person;

(vi) to maintain or mark any item of the Security Property or any part thereof;

(vii) to pay or discharge any tax, assessment or other governmental charge or any Lien of any kind owing with respect to or assessed against any item of the Security Property;

(viii) to confirm, verify, investigate or inquire into the failure to receive any report or financial statement of any Grantor;

(ix)     to inspect any item of the Security Property;

(x) to instruct any Grantor concerning the keeping and maintenance of books and records;

(xi)     to confirm or recalculate any calculation furnished to it; or

(xii)    to confirm the accuracy of any disbursement request submitted to it.

(g) The Secured Party shall not be responsible for the correctness of any recitals or statements in this Security Agreement or in any schedule attached hereto.

(h) The Secured Party makes no representation as to the value or validity of the Security Property.

(i) The Secured Party shall be under no obligation with respect to the application of any moneys paid to it except as may be expressly provided herein.

Section 7.02.     Special Rights.

         Notwithstanding anything contained elsewhere in this Security Agreement, the Secured Party shall have the right, but shall not be required, to demand the subjection of any after acquired property to the Lien of this Security Agreement, or any other action whatsoever (other than a withdrawal of cash) within the purview hereof, any showings, certificates, opinions, appraisals or other information by or from any Grantor reasonably deemed necessary or appropriate by it in order to maintain and preserve the security interest granted hereby.

                                       36

Section 7.03.     Release of Certain Security Property.

         Notwithstanding any provision hereof to the contrary, the Secured Party shall provide to the Grantors a partial release of the Lien created hereunder
(i) on any of the Brickyard Project, the Dixon/Lee Project, the Upper Rock Project, the Roxanna Project and the Streator Project if the Landfill Owner for such Pledged Illinois Project pays to the Secured Party an amount equal to the then fair market value of such Pledged Illinois Project, such fair market value to be determined and certified in writing to the Secured Party by the Independent Engineer, or (ii) on the Barre Project if the Landfill Owner for the Barre Project exercises its right to buy out the landfill lease for the Barre Project pursuant to the terms of such landfill lease. The Issuer will apply an amount equal to such fair market value or buyout amount to prepay the Notes in accordance with Section 6.2 of the Amended Note Purchase Agreement. Upon payment as described in clause (i) above to any Illinois Guarantor by the applicable Landfill Owner, such Illinois Guarantor may apply any funds held in the ICC Account relating to its Pledged Illinois Project (if the reimbursement obligation under the Illinois Rate Incentive is not assumed by the purchaser of such Pledged Illinois Project) to satisfy such Pledged Illinois Project's reimbursement obligation under the Illinois Rate Incentive in such manner as the ICC may require in connection with any transaction described in clause (i) above.

                                  Article VIII
                        CONSENTS TO ASSIGNMENT AND PLEDGE

Section 8.01.     Consent to Pledge and Assignment.

(a) Each Grantor that holds any Pledged Interest in any Person hereby acknowledges and consents to the pledge and assignment by each other Grantor of its Pledged Interest in such Person pursuant to this Security Agreement as collateral security for all the Secured Obligations.

(b) Each Grantor that is a party to a Project Document with one or more other Loan Parties (each an "Obligor") hereby (i) acknowledges and consents to the pledge and assignment by each such Obligor to the Secured Party, pursuant to this Security Agreement, of all right, title and interest of such Obligor in, to and under (but not its obligations, liabilities or duties with respect to) each such Project Document as security for the Secured Obligations and (ii) confirms to the Secured Party that all representations, warranties, indemnities and agreements of such Grantor under such Project Document shall inure to the benefit of, and shall be enforceable by, the Secured Party to the same extent as if originally named in such Project Document.

(c) Each Grantor hereby grants to the Secured Party all consents, waivers and approvals required from such Grantor under any Project Document, applicable statute, rule, regulation or ordinance, or otherwise, in order for (i) the Issuer to issue the Notes and enter into the Loan Documents and (ii) the Secured Party to exercise any right or remedy under any Loan Document.

Section 8.02.     Representations and Warranties of Grantors.

         Each Grantor represents and warrants as follows:

                                       37

(a) Such Grantor affirms that it has no notice of any effective assignment relative to the right, title and interest of any Obligor in, to and under (i) the Project Documents to which such Grantor is a party and (ii) the Pledged Interests in Persons in which such Grantor also owns an interest, other than the pledge and assignment to the Secured Party under this Security Agreement and the Amended BMC Group Security Agreement.

(b) There is not now, and, after giving effect to the pledge and assignment by the Grantors to the Secured Party of the Project Documents hereunder, there will not be, any event or condition (a "Termination Event") which would, either immediately or with the passage of time or giving of notice, or both, constitute a default under any Project Document and/or enable any party thereto to terminate or suspend its obligations under any Project Document, and there are no claims or rights of set-off pending by any party to any Project Document.

Section 8.03.     Agreements of Grantors.

(a) Each Grantor agrees that it will not terminate or suspend its obligations, or otherwise exercise any remedies, under any Project Document or with respect to any Pledged Interest resulting from a Termination Event relating to any Obligor without first giving the Secured Party the notice and opportunity to cure provided for in subsection (c) below.

(b) Each Grantor agrees that at the time any notice of a Termination Event or any other notice pursuant to the provisions of any Project Document or with respect to any Pledged Interest shall be given to any Obligor, such Grantor shall at the same time give a duplicate of such notice to the Secured Party. Without limiting the generality of the foregoing, if a Termination Event shall occur relating to an Obligor, and any corresponding Grantor shall desire to exercise its remedies under the applicable Project Document as provided in subsection (a) above with respect to such Termination Event, such Grantor shall promptly give notice to the Secured Party, at the address set forth below, of such Termination Event, specifying in such notice all then existing Termination Events of which it has knowledge, such notice to be delivered to the Secured Party by hand delivery or by an overnight courier of recognized national standing and to be confirmed by telephone, if possible with reasonable effort. The Secured Party may, within 30 days after the receipt by it of such notice (which shall include such Grantor's address), deliver to such Grantor a written notice stating that it has elected to cure such Termination Event, together with a written statement of the Secured Party that it will promptly commence to cure all Termination Events relating to such Obligor that are susceptible of being cured by the Secured Party, and that it will, during the cure period provided in subsection (c) below, diligently attempt in good faith to complete the curing of, to the reasonable satisfaction of such Grantor, all such Termination Events; provided, however, that nothing set forth herein shall be deemed to create any obligation of the Secured Party to cure any Termination Event.

(c) The Secured Party shall have a period of, (i) in the case of Termination Events relating to an Obligor arising from monetary defaults, 90 days, and (ii) in the case the case of all other Termination Events relating to an Obligor, 180 days (such period being hereinafter referred to as the "Cure Period") after the delivery of the notice by the Secured Party referred to in subsection (b) above in which to cure such Termination Events. In the event any Termination Event

                                       38

described in clause (ii) shall be incurable by the Secured Party within the Cure Period, the applicable Grantor shall not exercise any remedies under the applicable Project Document if the Secured Party shall, within the Cure Period, initiate action to cure such Termination Event and proceed diligently to the curing thereof. Any curing of any Termination Event under any Project Document shall not be construed as an assumption by the Secured Party of any obligations, covenants or agreements of the Obligor under such Project Document. If the Secured Party is required to obtain the approval of any court or to take any other action in any bankruptcy or other proceeding before exercising its rights under this subsection (c), the Cure Period shall be extended by the period required to obtain such approval or take such other action.

Section 8.04.     Rejection of Project Documents.

         In the event that any Project Document between two or more Grantors is rejected under 11 U.S.C. Section 365, or successor legislation, and (i) no amounts payable thereunder shall be due and payable to any Grantor at the time of such rejection, (ii) the Secured Party shall have arranged for the curing of any default under such Project Document susceptible of being corrected by the Secured Party and (iii) such Project Document shall have been terminated pursuant to the terms thereof by reason of a rejection by the applicable Obligor or a trustee in bankruptcy under 11 U.S.C. Section 365, or successor legislation, then the applicable Grantor shall, if requested by the Secured Party within thirty (30) days after such rejection, execute and deliver a new Project Document of like tenor to be in effect for the remainder of the term of the rejected Project Document, and with substantially the same terms as those contained therein.

Section 8.05.     Performance by Secured Party.

         The Secured Party shall not have any obligation or liability to any Grantor for the performance of any obligations under any Project Document or with respect to any Pledged Interest unless and until the Secured Party shall have notified such Grantor in writing that it intends to assume the obligations imposed upon the Obligor(s) by the Project Document and receive the benefits thereunder. In the event that the Secured Party succeeds to the interest of an Obligor under a Project Document by reason of the exercise of the Secured Party's rights under this Security Agreement, such Grantor agrees that it will accept performance by the Secured Party or its successors or assigns or designees of the obligations of the Obligor(s) under and in accordance with such Project Document notwithstanding any restrictions set forth in such Project Document on the assignability of each such Obligor's rights. If the Secured Party assumes the rights and/or obligations of any Obligor under any Project Document, the Secured Party shall have the right to assign such Project Document to a party that assumes the obligations of the Obligor(s) thereunder or with respect thereto (notwithstanding any limitation or restriction thereon set forth in any Project Document) and upon such assignment or transfer, the Secured Party shall be released from any liability under such Project Document from and after the date of such assignment or transfer and thereafter such Project Document shall remain in full force and effect for the benefit of such assignee. Upon any such assignment of a Project Document by the Secured Party, such assignee shall have the right to terminate the Agreement by giving written notice thereof to the applicable Grantor(s).

Section 8.06.     Waivers.

(a) Each Grantor (i) waives presentment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceptance of this Security Agreement,

                                       39

notice of loans made, credit extended, Security Property received or delivered or other action taken in reliance hereon and (ii) assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Security Property, to the addition or release of any party or Person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. In each of the foregoing instances, the Secured Party shall be deemed to believe in good faith that the action in question is commercially reasonable.

(b) Any delay, omission or failure by the Secured Party to insist upon the strict performance by any Grantor of any of the covenants, conditions and agreements herein or to exercise any right or remedy available to it upon the occurrence and continuance of an Event of Default shall not impair any such right or remedy or be considered or taken as a waiver or relinquishment of the future right to insist upon and to enforce, by injunction or other appropriate legal or equitable remedy, strict compliance by each Grantor with all such covenants, conditions and agreements or of the right to exercise any such rights or remedies if such default by such Grantor be continued or repeated. Regardless of consideration and without notice to or consent of any of the holders of any subordinate Lien on the Security Property, the Secured Party may (i) release any part of the Security Property, (ii) release the obligations of any Person primarily or contingently liable for the Secured Obligations, or (iii) extend the time for payment under, or otherwise modify the terms of, this Security Agreement, and no such release, extension or modification shall impair or affect the Lien of this Security Agreement, or the priority of such Liens over any subordinate Lien. No Grantor shall be relieved of any liability by reason of (A) any such release, extension or modification, (B) the failure of the Secured Party to comply with any request of any or all of the Grantors to foreclose this Security Agreement or exercise any other remedy available under this Security Agreement, or (C) any agreement or stipulation between any subsequent owner of the Security Property and the Secured Party extending the time of payment or modifying the terms of this Security Agreement.

Section 8.07.     Unconditional Nature of Secured Obligations.

         The obligations and liabilities of the Grantors hereunder are absolute and unconditional and shall remain in full force and effect until the satisfaction of all of the Secured Obligations, without regard to any event, circumstance or condition that might constitute a legal or equitable defense or discharge of any Grantor or that might in any way limit recourse against any Grantor, including without limitation: (i) any waiver, consent or indulgence by the Secured Party or any exercise or non-exercise of any right, power or remedy against any Grantor; (ii) any limitation or cessation of any Grantor's liability under any Loan Document, including without limitation any invalidity, unenforceability or impaired liability resulting from any Grantor's lack of capacity, power and/or authority to enter into any Loan Document or from the execution and delivery of any Loan Document by any person acting for any Grantor without or in excess of authority; (iii) any failure to join any Grantor in an action to enforce any Loan Document; or (iv) any Grantor's insolvency, bankruptcy, reorganization, dissolution, liquidation or any similar action with respect to any Grantor.

                                       40

                                   Article IX
                                     GENERAL

Section 9.01.     Submission to Jurisdiction.

(a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREIN SHALL BE BROUGHT, IF AT ALL, IN THE COURTS OF EITHER (I) THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR (II) THE PROVINCE OF ONTARIO, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT. THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF NEW YORK OR THE PROVINCE OF ONTARIO.

Section 9.02.     Authority of Resources.

         Each Guarantor authorizes Resources to act on its behalf under this Agreement, including without limitation with respect to giving and receiving notices and granting consents or waivers.

Section 9.03.     Excluded Assets.

         None of the representations, warranties, covenants (financial or other), reporting requirements or calculations in this Security Agreement includes, makes reference to or in any way contemplates the Excluded Assets. For purposes of this Security Agreement, the Grantors' connection with the Excluded Assets is disregarded in its entirety.

Section 9.04.     Amendments, Consents and Waivers.

         This Security Agreement may be amended, and the observance of any term of this Security Agreement may be waived or its nonobservance consented to, with, and only with, the written consent of the Secured Party and the Grantors. No amendment, consent or waiver hereunder shall be effective unless in writing and signed by an officer, employee or other Person authorized to execute such amendment or waiver.

                                       41

Section 9.05.     Notices.

         All notices, requests, demands and other communications shall be in writing and shall be given by overnight courier, next business day delivery. Any notice, request, demand or other communication given hereunder (i) to the Secured Party shall be addressed to it at 246 Waterloo Street, London, Ontario N6B 2N4, Canada, Attention: Vice President Administration, with a copy to Countryside US Power Inc., c/o U.S. Energy Systems, Inc., One North Lexington Avenue, White Plains, NY 10601, Attention: President, (ii) to the Issuer shall be addressed to it at One North Lexington Avenue, White Plains, New York, 10601
(iii) to any Grantor shall be addressed to it in care of the Issuer at One North Lexington Avenue, White Plains, New York, 10601 and (iv) shall be deemed to have been given on the earlier of the date when delivered or one business day after being sent. Any party, by notice given in accordance with this Section, may designate a further or different address for future notices.

Section 9.06.     Successors and Assigns.

         This Security Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

Section 9.07.     Security Agreement.

         This Security Agreement is a "security agreement" within the meaning of the UCC. Each Grantor, by executing and delivering this Security Agreement, has granted to the Secured Party, as security for the Secured Obligations, a security interest in the Security Property in which it has an interest to the full extent that a security interest may be granted under applicable law.

Section 9.08.     Partial Invalidity.

         The unenforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

Section 9.09.     Release.

         The security interest created under this Security Agreement shall automatically terminate upon indefeasible payment and performance in full of all Secured Obligations. The Secured Party shall execute and deliver, at the expense of the Grantors, such instruments as shall be reasonably requested by the Grantors to evidence the termination of the security interest created hereby and the release of the Security Property from the Lien of this Security Agreement.

Section 9.10.     Counterparts.

         This Security Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

                                       42


Section 9.11.     Headings.

         The table of contents and any headings or captions preceding the text of the several Articles and Sections hereof are intended solely for convenience of reference and shall not constitute a part of this Security Agreement, nor shall they affect its meaning, construction or effect."

         SECTION 2. TRUSTEE.

         Upon executing and delivering this Amendment, the Trustee shall have no further rights or obligations under the Original Security Agreement, as amended by this Amendment, except any rights under the Original Security Agreement to indemnification of the Trustee for actions, circumstances or events occurring on or prior to the date hereof.

         SECTION 3. FORMER HANCOCK ISSUERS.

         Upon executing and delivering their consent to this Amendment, the Former Hancock Issuers shall no further rights or obligations under the Original Security Agreement, as amended by this Amendment.


         SECTION 4. COUNTERPARTS.


         This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.


         SECTION 5. GOVERNING LAW.

         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)).

         ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE BROUGHT, IF AT ALL, IN THE COURTS OF EITHER (I) THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR (II) THE PROVINCE OF ONTARIO, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE

                                       43


GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF NEW YORK OR THE PROVINCE OF ONTARIO.

                           [Signatures to Follow]

                                       44


         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first written above.

                             U.S. ENERGY BIOGAS CORP.


                           By___________________________________________________
                             Richard J. Augustine
                             President

                             AVON ENERGY PARTNERS, L.L.C.
                             By Resources Generating Systems, Inc., Manager


                           By___________________________________________________
                             Richard J. Augustine
                             President

                             BARRE ENERGY PARTNERS, L.P.
                             By Resources Generating Systems, Inc., General Partner


                           By___________________________________________________
                             Richard J. Augustine
                             President

                             BRICKYARD ENERGY PARTNERS, LLC
                             By Resources Generating Systems, Inc., Manager


                          By __________________________________________________
                             Richard J. Augustine
                             President

                             BURLINGTON ENERGY, INC.


                          By___________________________________________________
                            Richard J. Augustine
                            President



                          CAPE MAY ENERGY ASSOCIATES, L.P.
                          By Resources Generating Systems, Inc., General Partner


                          By___________________________________________________
                            Richard J. Augustine
                            President

                          DEVONSHIRE POWER PARTNERS, L.L.C.
                          By Resources Generating Systems, Inc., Manager


                          By __________________________________________________
                             Richard J. Augustine
                             President

                          DIXON/LEE ENERGY PARTNERS, LLC
                          By Resources Generating Systems, Inc., Manager


                          By___________________________________________________
                            Richard J. Augustine
                            President

                          DUNBARTON ENERGY PARTNERS,
                          LIMITED PARTNERSHIP
                          By Resources Generating Systems, Inc., General Partner


                         By __________________________________________________
                            Richard J. Augustine
                            President

                            ILLINOIS ELECTRICAL GENERATION PARTNERS, L.P. By Resources Generating Systems, Inc., General Partner
                            By Resources Generating Systems, Inc., Manager


                         By___________________________________________________
                           Richard J. Augustine
                           President

                                      S-2

                           ILLINOIS ELECTRICAL GENERATION
                           PARTNERS II, L.P.
                           By Resources Generating Systems, Inc., General
                           Partner


                         By___________________________________________________
                           Richard J. Augustine
                           President

                           LAFAYETTE ENERGY PARTNERS, L.P.
                           By ZFC Energy, Inc., General Partner


                          By___________________________________________________
                            Richard J. Augustine
                            President

                            OCEANSIDE ENERGY INC.


                         By___________________________________________________
                           Richard J. Augustine
                           President

                           ONONDAGA ENERGY PARTNERS, L.P.
                           By Resources Generating Systems, Inc., General
                           Partner


                         By___________________________________________________
                           Richard J. Augustine
                           President

                           POWER GENERATION (SUFFOLK), INC.


                         By___________________________________________________
                           Richard J. Augustine
                           President

                           RESOURCES GENERATING SYSTEMS, INC.


                        By___________________________________________________
                          Richard J. Augustine
                          President

                                      S-3


                          RIVERSIDE RESOURCE RECOVERY, L.L.C.
                          By Resources Generating Systems, Inc., Manager


                        By___________________________________________________
                          Richard J. Augustine
                          President

                          ROXANNA RESOURCE RECOVERY, L.L.C.
                          By Resources Generating Systems, Inc., Manager


                        By___________________________________________________
                          Richard J. Augustine
                          President

                          STREATOR ENERGY PARTNERS, LLC
                          By Resources Generating Systems, Inc., Manager


                        By___________________________________________________
                          Richard J. Augustine
                          President


                          SUFFOLK ENERGY PARTNERS, L.P.
                          By Power Generation (Suffolk), Inc., General Partner


                        By___________________________________________________
                          Richard J. Augustine
                          President

                          SUFFOLK TRANSMISSION PARTNERS, L.P.
                          By Resources Generating Systems, Inc., General Partner


                        By___________________________________________________
                          Richard J. Augustine
                          President

                                      S-4

                          TAYLOR ENERGY PARTNERS, L.P.
                          By ZFC Energy, Inc., General Partner


                        By___________________________________________________
                          Richard J. Augustine
                          President

                          TUCSON ENERGY PARTNERS, L.P.
                          By Resources Generating Systems, Inc., General Partner


                        By___________________________________________________
                          Richard J. Augustine
                          President

                          UPPER ROCK ENERGY PARTNERS, LLC
                          By Resources Generating Systems, Inc., Manager


                        By___________________________________________________
                         Richard J. Augustine
                         President

                         BIOGAS FINANCIAL CORPORATION (formerly known as Zahren Financial Corporation)


                      By___________________________________________________
                        Richard J. Augustine
                        President

                        ZAPCO ENERGY TACTICS CORPORATION


                      By___________________________________________________
                        Richard J. Augustine
                        President

                        ZAPCO ILLINOIS ENERGY, INC.


                      By___________________________________________________
                        Richard J. Augustine
                        President

                                      S-5

                       ZAPCO READVILLE COGENERATION, INC.


                     By___________________________________________________
                       Richard J. Augustine
                       President


                       ZFC ENERGY, INC.



                      By___________________________________________________
                        Richard J. Augustine
                        President

                                      S-6


                       COUNTRYSIDE CANADA POWER INC., as secured party and as trustee



                     By___________________________________________________
                       Name:
                       Title:

                                      S-8

Consented to by:

GARLAND ENERGY DEVELOPMENT, LLC
By Resources Generating Systems, Inc., Manager


By _________________________________
   Richard J. Augustine
   President

OYSTER BAY ENERGY PARTNERS, L.P.
By Resources Generating Systems, Inc., General Partner


By _________________________________
   Richard J. Augustine
   President

SMITHTOWN ENERGY PARTNERS, L.P.
By Resources Generating Systems, Inc., General Partner


By _________________________________
   Richard J. Augustine
   President

SPRINGFIELD ENERGY ASSOCIATES LTD. PARTNERSHIP
By Resources Generating Systems, Inc., General Partner


By _________________________________
   Richard J. Augustine
   President

ZAPCO DEVELOPMENT CORPORATION


By _________________________________
   Richard J. Augustine
   President

                                      S-8

ZAPCO EQUIPMENT CORP.


By _________________________________
   Richard J. Augustine
   President

ZAPCO READVILLE COGENERATION, INC.


By _________________________________
   Richard J. Augustine
   President


                                      S-9


                                                             Schedule 4.03(a)

                         Illinois Permitted Investments

Funds in the Other ICC Account may be invested in Cash Equivalents, Fixed Income Securities and Equities, each as defined below (the foregoing being "Illinois Permitted Investments"). In no event, however, may the aggregate amount of Illinois Permitted Investments that are made consist of (i) less than 30% Fixed Income Securities, (ii) more than 65% Equities or (iii) more than 65% Fixed Income Securities rated lower than BB by Standard & Poor's Ratings Services (or any successor thereto) or Ba2 Moody's Investor's Service, Inc. (or any successor thereto).

"Cash Equivalents" shall mean:
        (i)      Shares in money market mutual funds;
        (ii)     United States treasury bills;
        (iii) Commercial paper denominated in U.S. dollars rated A-2 or better by Standard & Poor's Ratings Services (or any successor thereto) or P-2 or better by Moody's Investor's Service, Inc. (or any successor thereto); and
        (iv) Certificates of deposit denominated in U.S. dollars issued by any bank or trust company whose deposits are insured by the Federal Deposit Insurance Corporation.

"Fixed Income Securities" shall mean:
        (i) Direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof (other than United States treasury bills);
        (ii) Notes or bonds or convertible notes or bonds of any corporation, which notes or bonds are rated BB or better by Standard & Poor's Ratings Services (or any successor thereto) or Ba2 or better Moody's Investor's Service, Inc. (or any successor thereto);
        (iii) Obligations evidenced by notes, bonds, debentures or similar instruments that are secured by mortgages;
        (iv) Preferred or convertible preferred stock of any corporation incorporated under any State of the United States of America, which preferred stock is rated BB or better by Standard & Poor's Ratings Services (or any successor thereto) or Ba2 or better Moody's Investor's Service, Inc. (or any successor thereto); and
        (v) Fixed income securities of foreign governments, which securities are rated A or better by Standard & Poor's Ratings Services (or any successor thereto) or A2 or better Moody's Investor's Service, Inc. (or any successor thereto).

"Equities" shall mean:
        (i)      Common stock of any corporation;
        (ii) Shares in real estate investment trusts, master limited partnerships, income trusts or royalty trusts (other than the Fund) that are organized under the laws of the United States of America or any State thereof or the laws of Canada, so long as (A) with respect to each such trust or partnership, the aggregate net asset value of such trust or partnership on the date of acquisition of any shares thereof is not less than $300,000,000, and (B) such shares are traded on any of the New York Stock Exchange, Toronto Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation;
        (iii) Convertible Preferred Stock of any corporation, which convertible preferred stock is traded on any of the New York Stock Exchange, Toronto Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation; and
        (iv) American Depositary Receipts.

                                                        Schedule 4.03(b

                           Other Permitted Investments

Funds in the Debt Service Reserve Account and the Construction Reserve Account may be invested in Convertible Debt, Corporate Fixed Income Securities, Equities, Preferred Stock or Other Investments, each as defined below (the foregoing being "Other Permitted Investments"). In no event, however, may the aggregate amount of Other Permitted Investments that are made consist of (i) more than 50% Fixed Income Securities, (ii) 10% Preferred Stock, (iii) 10% Convertible Notes or Bonds or (iv) 5% Equities.

"Convertible Notes or Bonds" shall mean convertible notes or bonds of any corporation incorporated under the laws of any State of the United States of America, which convertible notes or bonds are rated BB or better by Standard & Poor's Ratings Services (or any successor thereto) or Ba2 or better Moody's Investor's Service, Inc. (or any successor thereto) and which convertible notes or bonds are traded on any of the New York Stock Exchange, Toronto Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation.

"Corporate Fixed Income Securities" shall mean (i) Preferred Stock and (ii) notes or bonds of any corporation incorporated under the laws of any State of the United States of America, which notes or bonds are rated BB or better by Standard & Poor's Ratings Services (or any successor thereto) or Ba2 or better Moody's Investor's Service, Inc. (or any successor thereto).

"Equities" shall mean shares in real estate investment trusts, master limited partnerships, income trusts or royalty trusts, so long as (A) with respect to each such trust or partnership, the aggregate net asset value of such trust or partnership on the date of acquisition of any shares thereof is not less than $300,000,000, and (B) such shares are traded on any of the New York Stock Exchange, Toronto Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation.

"Preferred Stock" shall mean preferred stock of any corporation incorporated under the laws of any State of the United States of America, which preferred stock is rated BB or better by Standard & Poor's Ratings Services (or any successor thereto) or Ba2 or better Moody's Investor's Service, Inc. (or any successor thereto).

"Other Investments" shall mean:
        (i)      Shares in money market mutual funds;
        (ii) Direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof;
        (iii) Commercial paper issued by
any corporation incorporated under the laws of any State of the United States of America denominated in U.S. dollars rated A-2 or better by Standard & Poor's Ratings Services (or any successor thereto) or P-2 or better by Moody's Investor's Service, Inc. (or any successor thereto);
        (iv) Certificates of deposit denominated in U.S. dollars issued by any bank or trust company whose deposits are insured by the Federal Deposit Insurance Corporation;
        (v) Obligations evidenced by notes, bonds, debentures or similar instruments that are secured by mortgages; and Fixed income securities of foreign governments, which securities are rated A or better by Standard & Poor's Ratings Services (or any successor thereto) or A2 or better Moody's Investor's Service, Inc. (or any successor thereto).